                                                                    EXHIBIT 10.2



                           SECOND AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT

                                      among

                              ECLIPSYS CORPORATION

                                       and

                  CERTAIN STOCKHOLDERS OF ECLIPSYS CORPORATION



              -----------------------------------------------------

                            Dated: January ___, 1998

              -----------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
         1.       Definitions.....................................................................................2

         2.       Restrictions on Transfer of Shares.............................................................13

                  2.1      Limitation on Transfer................................................................13
                  2.2      Permitted Transfers...................................................................13
                  2.3      Permitted Transfer Procedures.........................................................14
                  2.4      Transfers in Compliance with Law; Substitution of Transferee..........................14

         3.       Transfers by Partners Stockholders, Wilson Stockholders or Motorola
                  Stockholders Prior to Certain Date.............................................................15

                  3.1      Transfers by Partners Stockholders or Wilson Stockholders Prior
                           to May 3, 1999........................................................................15

                           3.1.1    Proposed Transfers...........................................................15
                           3.1.2    Consent to Transfer of Shares................................................15
                           3.1.3    No Consent to Transfer of Shares.............................................16
                           3.1.4    Transfers After May 3, 1999..................................................16

                  3.2      Transfers by Motorola Stockholders Prior to Second
                           Anniversary of this Agreement.........................................................16

         4.       Voluntary and Involuntary Transfers............................................................16

                  4.1      Proposed Voluntary Transfers..........................................................16

                           4.1.1    Offering Notice..............................................................16
                           4.1.2    Company Option; Exercise.....................................................17
                           4.1.3    Stockholder Option; Exercise.................................................17
                           4.1.4    Closing......................................................................18
                           4.1.5    Sale to a Third Party Purchaser..............................................18
                           4.1.6    Tag-Along Rights.............................................................19

                  4.2      Involuntary Transfers.................................................................20

                           4.2.1    Rights of First Offer upon Involuntary Transfer..............................21
                           4.2.2    Fair Value...................................................................21
                           4.2.3    Closing......................................................................21
                           4.2.4    General......................................................................22


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
                  4.3      Proposed Transfers of Series B Preferred Stock, Series C Preferred
                           Stock and Warrants....................................................................22

                           4.3.1    Notice of Sale...............................................................22
                           4.3.2    Company Option; Exercise.....................................................23
                           4.3.3    Sale to Prospective Purchaser................................................24
                           4.3.4    Closing......................................................................25

         5.       Future Issuance of Capital Stock...............................................................25

                  5.1      Offering Notice; Right of First Offer.................................................25
                  5.2      General Atlantic Stockholder Option...................................................26
                  5.3      New Issuance Rightholder Option.......................................................27
                  5.4      Exercise of Options...................................................................28
                  5.5      Closing...............................................................................29
                  5.6      Sale to Subject Purchaser.............................................................30

         6.       After-Acquired Securities......................................................................31

         7.       Corporate Governance...........................................................................31

                  7.1      General...............................................................................31
                  7.2      Stockholders Actions..................................................................31
                  7.3      Election of Directors, Number and Composition.........................................32
                  7.4      Reduction of Directors................................................................33
                  7.5      Removal and Replacement of Directors..................................................33

                           7.5.1    Removal of Partners Directors................................................33
                           7.5.2    Removal of General Atlantic Directors........................................33
                           7.5.3    Removal of Wilson Director...................................................34
                           7.5.4    Removal of Alltel Director...................................................34
                           7.5.5    Removal of Motorola Director.................................................34
                           7.5.6    Replacement of Directors.....................................................34

                  7.6      Designation of General Atlantic Observer and St. Paul Observer........................35
                  7.7      Reimbursement of Expenses.............................................................35
                  7.8      Actions of the Board of Directors: Extraordinary Events...............................35

                           7.8.1    Consent of Partners Director.................................................35
                           7.8.2    Consent of General Atlantic Director.........................................36

                  7.9      Holders of Non-Voting Shares..........................................................37


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
         8.       Partners Put...................................................................................37

                  8.1      Exercise..............................................................................37
                  8.2      Purchase Price........................................................................38

                           8.2.1    Put in Second Year...........................................................38
                           8.2.2    Put After Second Year........................................................38

                  8.3      Partners Put Termination Date.........................................................37
                  8.4      Closing...............................................................................38

                           8.4.1    Delivery of Put Securities...................................................38
                           8.4.2    Payment of Purchase Price....................................................39

         9.       Alltel Put.....................................................................................39

                  9.1      Exercise..............................................................................39
                  9.2      Purchase Price........................................................................40
                  9.3      Closing...............................................................................40

         10.      Alltel Non-Competition: Change of Control......................................................40

                  10.1     Removal from Board of Directors and Sale of Shares....................................40
                  10.2     Exceptions to Restricted Business.....................................................41

         11.      Financial Statements and Other Information.....................................................42

         12.      Inspection of Properties: Designation of FUCP Observer, BT Observer
                  and Motorola Observer..........................................................................44

         13.      Restrictive Provisions.........................................................................45

         14.      Stock Certificate Legend.......................................................................45

         15.      Intentionally omitted..........................................................................46

         16.      Miscellaneous..................................................................................46

                  16.1     Notices...............................................................................46
                  16.2     Amendment and Waiver..................................................................50
                  16.3     Specific Performance..................................................................51
                  16.4     Headings..............................................................................51
                  16.5     Severability..........................................................................51
                  16.6     Entire Agreement......................................................................51


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


                  16.7     Effectiveness; Term of Agreement......................................................52
                  16.8     Variations in Pronouns................................................................52
                  16.9     Governing Law ........................................................................52
                  16.10    Further Assurances....................................................................52
                  16.11    Successors and Assigns................................................................52
                  16.12    Counterparts..........................................................................53
                  16.13    Wilson Stockholders and Kaufman Stockholders..........................................53



                  EXHIBITS

                  A        Amended and Restated Certificate of Incorporation
                  B        By-laws
                  C        Form of Transfer Agreement (Previously Issued Shares)


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



                           SECOND AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT

         AGREEMENT, dated as of January ___, 1998 (this "Agreement"), among Eclipsys Corporation, a Delaware corporation (the "Company"), General Atlantic Partners 38, L.P., a Delaware limited partnership ("GAP 38"), General Atlantic Partners 28, L.P., a Delaware limited partnership ("GAP 28"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP Coinvestment"), General Atlantic Partners 47, L.P., a Delaware limited partnership ("GAP 47"), Partners HealthCare System, Inc., a Massachusetts not-for-profit corporation ("Partners"), Harvey J. Wilson ("Wilson"), Wilfam Ltd., a Florida limited partnership ("Wilfam"), ALLTEL Information Services, Inc., an Arkansas corporation ("Alltel"), First Union Corporation, a North Carolina corporation ("FUCP"), BT Investment Partners, Inc., a Delaware corporation ("BT"), Brean Murray Associates IHS L.P., a Delaware limited partnership ("Brean Murray"), Gerald Manolovici ("Manolovici"), St. Paul Venture Capital IV, L.L.C., a Delaware limited liability company ("St. Paul"), Peter Karmanos, Jr. ("Karmanos"), the Kaufman Stockholders (as hereinafter defined), and Motorola, Inc., a Delaware corporation ("Motorola").

         WHEREAS, pursuant to the Stockholders Agreement, dated May 3, 1996 (the "Original Stockholders Agreement"), the Company, GAP 28, GAP Coinvestment, Partners, Wilson, Wilfam, Brean Murray and Manolovici entered into certain agreements with respect to the transfer of Shares (as hereinafter defined) and first officer, corporate governance and certain other rights set forth therein;

         WHEREAS, the Company, Partners, GAP 38, GAP 28, GAP Coinvestment, Wilson, Wilfam, Alltel, FUCP, BT, Brean Murray, Manolovici, St. Paul and Karmanos amended and restated the Original Stockholders Agreement as of January 24, 1997 (the "First Restated Stockholders Agreement"), which was amended as of June 27, 1997 to include the Kaufman Stockholders as parties thereto; and

         WHEREAS, the Company and Motorola are entering into an Asset Purchase Agreement, dated on or about January 30, 1998 (the "Motorola Purchase Agreement"), pursuant to which the Company is issuing to Motorola, as of the date of the Motorola Purchase Agreement, shares of the Class A Common Stock (as hereinafter defined); and

         WHEREAS, the Company, GAP Coinvestment and GAP 47 expect to enter into a Preferred Stock Purchase Agreement (the "GAP 47 Purchase Agreement"), pursuant to which the Company will be selling to GAP Coinvestment and GAP 47, as of the date of the GAP 47 Purchase Agreement, shares of the Series G Preferred Stock (as hereinafter defined); and

         WHEREAS, the parties wish to enter into this Agreement in order to allow Motorola to become a party hereto upon the effective date of the Motorola Purchase Agreement, and to allow GAP 47 to become a party hereto upon the effective date of the GAP 47 Purchase Agreement, and to amend and restate the First Restated Stockholders Agreement, as amended.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" means any Person (other than the Company or any of its Subsidiaries) who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. In addition, the following shall be deemed to be Affiliates of GAP 38: (a) GAP LLC, the members of GAP LLC, the limited partners of GAP 38, the limited partners of GAP 28 and the limited partners of GAP 47; (b) any Affiliate of GAP LLC, the members of GAP LLC, the limited partners of GAP 38, the limited partners of GAP 28 and the limited partners of GAP 47; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members, former members, consultants or key employees of GAP LLC. In addition, GAP 38, GAP 28, GAP 47 and GAP Coinvestment shall be deemed to be Affiliates of one another.

                  "AHIS" mean Alltel Healthcare Information Services, Inc.

                  "Alltel" has the meaning assigned to such term in the recital to this Agreement.

                  "Alltel Director" has the meaning set forth in Section 7.3(e) of this Agreement.

                  "Alltel Put" has the meaning set forth in Section 9.1 of this Agreement.

                  "Alltel Put Price" has the meaning set forth in Section 9.2 of this Agreement.

                  "Alltel Put Securities" has the meaning set forth in Section
9.1 of this Agreement.

                  "Alltel Stockholders" means Alltel and any Permitted Transferee thereof to which Shares are transferred in accordance with Section 2.2, and the term "Alltel Stockholder" shall mean any such Person.

                  "Brean Murray" has the meaning assigned to such term in the recital to this Agreement.

                  "Brean Murray Stockholders" means Brean Murray and any Permitted Transferee thereof to which Shares are transferred in accordance with
Section 2.2, and the term "Brean Murray Stockholder" shall mean any such Person.

                  "Board of Directors" means the Board of Directors of the Company.

                  "BT" has the meaning assigned to such term in the recital to this Agreement.


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



                  "BT Observer" has the meaning set forth in Section 12(b) of this Agreement.

                  "BT Warrant" means a warrant to purchase, subject to the terms and conditions thereof, an aggregate of up to 1,012,339 shares of Class B Common Stock.

                  "BT Stockholders" means BT and any Permitted Transferee thereof to which Shares are transferred in accordance with Section 2.2, and the term "BT Stockholder" shall mean any such Person.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                  "By-laws" means the By-laws of the Company, as amended from time to time and as in effect on the date hereof, a copy of which is attached hereto as Exhibit B.

                  "Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of the Company, as amended from time to time and as in effect on the date hereof, a copy of which is attached hereto as Exhibit A.

                  "Charter Documents" means the Certificate of Incorporation and the By- laws.

                  "Class A Common Stock" means the Common Stock, par value $.01 per share, of the Company, and any other capital stock of the Company into which such stock is reclassified or reconstituted.

                  "Class B Common Stock" means the Non-Voting Common Stock, par value $.01 per share, of the Company, and any other capital stock of the Company into which such stock is reclassified or reconstituted.

                  "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                  "Common Stock" means (a) the Class A Common Stock, (b) the Class B Common Stock, (c) any other common stock of any class or series hereafter issued by the Company and (d) any other capital stock into which such stock is reclassified or reconstituted.

                  "Common Stock Equivalent" means any security or obligation which is by its terms convertible into or exercisable for shares of Common Stock, including, without limitation, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Warrants and any option, warrant or other subscription or purchase right with respect to Common Stock.

                  "Company" has the meaning assigned to such term in the recital to this Agreement.

                  "Company Note" has the meaning set forth in Section 8.4.2(a) of this Agreement.

                  "Company Offer" has the meaning set forth in Section 4.3.2(a) of this Agreement.

                  "Company Option" has the meaning set forth in Section 4.1.2 of this Agreement.

                  "Company Option Period" has the meaning set forth in Section
4.1.2 of this Agreement.

                  "Contract Date" has the meaning set forth in Section 4.1.5 of this Agreement.

                  "Excess New Securities" has the meaning set forth in Section
5.3 of this Agreement.

                  "Excess Offered Securities" has the meaning set forth in
Section 4.1.3(a) of this Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "Family Member" has the meaning set forth in Section 2.2 of this Agreement.

                  "First General Atlantic Director" has the meaning set forth in
Section 7.3(b) of this Agreement.

                  "First Restated Stockholders Agreement" has the meaning assigned to such term in the recital to this Agreement.

                  "FUCP" has the meaning assigned to such term in the recital to this Agreement.

                  "FUCP Observer" has the meaning set forth in Section 12(b) of this Agreement.

                  "FUCP Stockholders" means FUCP and any Permitted Transferee thereof to which Shares are transferred in accordance with Section 2.2, and the term "FUCP Stockholder" shall mean any such Person.

                  "FUCP Warrant" means a warrant to purchase, subject to the terms and conditions thereof, an aggregate of up to 1,687,233 shares of Class B Common Stock.

                  "GAAP" means generally accepted United States accounting principles in effect from time to time.

                  "GAP Coinvestment" has the meaning assigned to such term in the recital to this Agreement.

                  "GAP 47" has the meaning assigned to such term in the recital to this Agreement.

                  "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP 38, GAP 28 and GAP 47, and any successor to such entity.

                  "GAP Notice" has the meaning set forth in Section 5.4(a) of this Agreement.

                  "GAP Series D/G Preferred Director" has the meaning set forth in Section 7.3(c) of this Agreement.

                  "GAP Series F Preferred Director" has the meaning set forth in
Section 7.3(b) of this Agreement.

                  "GAP 38" has the meaning assigned to such term in the recital to this Agreement..

                  "GAP 28" has the meaning assigned to such term in the recital to this Agreement.

                  "General Atlantic Directors" has the meaning set forth in
Section 7.3(c) of this Agreement.

                  "General Atlantic Observer" has the meaning set forth in
Section 7.6 of this Agreement.

                  "General Atlantic Stockholders" means GAP 47, GAP 38, GAP 28, GAP Coinvestment and any Permitted Transferee of any of them to which Shares are transferred in accordance with Section 2.2, and the term "General Atlantic Stockholder" shall mean any such Person.

                  "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  "Initiating Stockholder" has the meaning set forth in Section 4.1.6(a) of this Agreement.

                  "Involuntary Transfer" means any transfer, proceeding or action by or in which a Stockholder shall be deprived or divested of any right, title or interest in or to any of the Shares, including, without limitation, any seizure under levy of attachment or execution, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the United States Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property and any transfer pursuant to a divorce or separation agreement or a final decree of a court in a divorce action.

                  "Involuntary Transferee" has the meaning assigned such term in
Section 4.2.1 of this Agreement.

                  "IPO Effectiveness Date" means the date upon which the Company consummates its initial Public Offering.

                  "Karmanos" has the meaning assigned to such term in the recital to this Agreement.

                  "Karmanos Stockholders" means Karmanos and any Permitted Transferee thereof to which Shares are transferred in accordance with Section
2.2 and the term "Karmanos Stockholder" shall mean any such Person.

                  "Kaufman Stockholders" means collectively, (i) Michael B. Kaufman; (ii) Claudia Kaufman; (iii) Michael M. Davis and Michael B. Kaufman as Trustees of the Michael B. Kaufman Family Trust u/t/a dated September 3, 1993;
(iv) Michael B. Kaufman as Trustee of the Amy R. Kaufman 1990 Trust u/t/a dated December 28, 1990; (v) Michael B. Kaufman as Trustee of the Kim E. Kaufman 1990 Trust u/t/a dated December 28, 1990; and (vi) Pearl S. Kaufman as Trustee of the Michael B. Kaufman Trust pursuant to a Trust Agreement dated June 30, 1976, and any Permitted Transferee of any thereof to which Shares are transferred in accordance with Section 2.2, and the term "Kaufman Stockholder" shall mean any such Person.

                  "Liens" has the meaning assigned such term in Section 4.1.4 of this Agreement.

                  "Manolovici" has the meaning assigned to such term in the recital to this Agreement.

                  "Manolovici Stockholders" means Manolovici and any Permitted Transferee thereof to which Shares are transferred in accordance with Section 2.2, and the term "Manolovici Stockholder" shall mean any such Person.

                  "Merger Agreement" means the Agreement of Merger among Alltel, AHIS, the Company and Eclipsys Solutions Corp.

                  "Motorola" has the meaning assigned to such term in the recital to this Agreement.

                  "Motorola Director" has the meaning assigned to such term in
Section 7.3(f) of this Agreement.

                  "Motorola Observer" has the meaning assigned to such term in
Section 12(c) of this Agreement.

                  "Motorola Purchase Agreement" has the meaning assigned to such term in the recital to this Agreement.

                  "Motorola Shares" means the 1,500,000 shares of Class A Common Stock issued by the Company to Motorola as of the date of this Agreement.

                  "Motorola Stockholders" means Motorola and any Permitted Transferee thereof to which Shares are transferred in accordance with Section 2.2, and the term "Motorola Stockholder" shall mean any such Person.

                  "New Issuance Notice" has the meaning set forth in Section 5.1 of this Agreement.

                  "New Issuance Percentage" has the meaning set forth in Section 5.2(b) of this Agreement.

                  "New Issuance Rightholder" has the meaning set forth in
Section 5.3 of this Agreement.

                  "New Securities" has the meaning set forth in Section 5.1 of this Agreement.

                  "Notice of Sale" has the meaning set forth in Section 4.3.1 of this Agreement.

                  "Offer Price" has the meaning assigned such term in Section
4.1.1 of this Agreement.

                  "Offered Securities" has the meaning assigned such term in
Section 4.1.1 of this Agreement.

                  "Offering Notice" has the meaning assigned such term in
Section 4.1.1 of this Agreement.

                  "Offering Price" has the meaning set forth in Section 4.3.1 of this Agreement.

                  "Offering Stockholder" has the meaning set forth in Section
4.3.1 of this Agreement.

                  "Option Period" has the meaning set forth in Section 4.1.3(a) of this Agreement.


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


                  "Original Stockholders Agreement" has the meaning assigned to such term in the recital to this Agreement.

                  "Other Stockholder" means any transferee of a Partners Stockholder, a General Atlantic Stockholder, an Alltel Stockholder, a FUCP Stockholder, a BT Stockholder, a Wilson Stockholder, a Brean Murray Stockholder, a Manolovici Stockholder, a St. Paul Stockholder, a Karmanos Stockholder or a Motorola Stockholder who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 2.4 and to whom Shares have been transferred in accordance with Section 4.

                  "Partners" has the meaning assigned to such term in the recital to this Agreement.

                  "Partners Director" has the meaning set forth in Section 7.3(a) of this Agreement.

                  "Partners Put" has the meaning set forth in Section 8.1 of this Agreement.

                  "Partners Stockholders" means Partners and any Permitted Transferee thereof to which Shares are transferred in accordance with Section 2.2, and the term "Partners Stockholder" shall mean any such Person.

                  "Permitted Transferee" has the meaning set forth in Section
2.2 of this Agreement.

                  "Person" mean any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, governmental body or other entity.

                  "Preferred Securities" has the meaning set forth in Section
4.3.1 of this Agreement.

                  "Prime Rate" means, as of any date, the rate of interest publicly announced from time to time by the Company's primary bank in Charlotte, North Carolina as its prime lending rate for United States dollars or, if the Company does not have a primary bank, the rate announced from time to time by the BankBoston, N.A., Boston, Massachusetts, as its prime rate.

                  "Proportionate Percentage" has the meaning set forth in
Section 5.3 of this Agreement.

                  "Proposed Price" has the meaning set forth in Section 5.1 of this Agreement.

                  "Prospective Purchaser" has the meaning set forth in Section 4.3.3(a) of this Agreement.

                  "Public Offering" means any offer for sale of shares of Common Stock pursuant to an effective Registration Statement.

                  "Purchase Option Period" has the meaning set forth in Section 4.3.2(a) of this Agreement.

                  "Put Exercise Date" has the meaning set forth in Section 8.1 of this Agreement.

                  "Put Notice" has the meaning set forth in Section 8.1 of this Agreement.

                  "Put Purchase Price" has the meaning set forth in Section 8.2 of this Agreement.

                  "Put Securities" has the meaning set forth in Section 8.1 of this Agreement.

                  "Put Trigger Event" has the meaning set forth in Section 8.1 of this Agreement.

                  "Registration Statement" means a registration statement filed pursuant to the Securities Act.

                  "Requirement of Law" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

                  "Rightholder" has the meaning set forth in Section 4.1.3(a) of this Agreement.

                  "Second General Atlantic Director" has the meaning set forth in Section 7.3(c) of this Agreement.

                  "Second Restated Stockholders Agreement" means this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

                  "Selling Stockholder" has the meaning set forth in Section
4.1.1 of this Agreement.

                  "Series B Preferred Stock" means the Series B 8.5% Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Company.

                  "Series C Preferred Stock" means the Series C 8.5% Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Company.

                  "Series D Preferred Stock" means the Series D Convertible Preferred Stock, par value $.01 per share, of the Company.

                  "Series E Preferred Stock" means the Series E Convertible Preferred Stock, par value $.01 per share, of the Company.

                  "Series F Preferred Stock" means the Series F Convertible Preferred Stock, par value $.01 per share, of the Company.

                  "Series G Preferred Stock" means the Series G Convertible Preferred Stock, par value $.01 per share, of the Company.

                  "Services Agreement" means the Management and Services Agreement, dated as of the date hereof, between Alltel and the Company.

                  "Shares" means, with respect to each Stockholder, all shares, whether now owned or hereafter acquired, of Common Stock and Common Stock Equivalents owned or held hereby; provided; however, that for the purposes of any computation of the number of Shares either outstanding, owned or held by any Stockholder or otherwise to be determined pursuant to Sections 2, 3, 4, 5, 6, 7, 8, 9, 10 and 14.2(b), (a) the shares of Common Stock issuable upon conversion or exercise of all Common Stock Equivalents shall be deemed outstanding whether or not such conversion, exercise or exchange has actually been effected and (b) there shall be no distinction between classes or series of shares in such computation.

                  "St. Paul" has the meaning assigned to such term in the recital to this Agreement.

                  "St. Paul Observer" has the meaning set forth in Section 7.6 of this Agreement.

                  "St. Paul Stockholders" means St. Paul and any Permitted Transferee thereof to which Shares are transferred in accordance with Section 2.2, and the term "St. Paul Stockholder" shall mean any such Person.

                  "Stockholders Meeting" has the meaning set forth in Section
7.1.

                  "Subject Purchaser" has the meaning set forth in Section 5.1 of this Agreement.

                  "Subsidiary" means, as of the relevant date of determination, with respect to any Person, a corporation or other entity of which 50% or more of the voting power of the outstanding voting equity securities or 50% or more of the outstanding economic equity interest is held, directly or indirectly, by such Person.

                  "Tag-Along Rightholder" has the meaning set forth in Section 4.1.6(a) of this Agreement.

                  "Terms and Conditions" has the meaning set forth in Section
4.3.1 of this Agreement.

                  "Third Party Offer" has the meaning set forth in Section 4.3.2(a) of this Agreement.

                  "Transfer" has the meaning set forth in Section 2.1 of this Agreement.

                  "Transferred Shares" has the meaning set forth in Section
4.2.1 of this Agreement.

                  "Third Party Purchaser" has the meaning set forth in Section
4.1.1 of this Agreement.

                  "Warrants" means the BT Warrant and the FUCP Warrant.

                  "Wilfam" has the meaning assigned to such term in the recital to this Agreement.

                  "Wilson Directors" has the meaning set forth in Section 7.3(d) of this Agreement.

                  "Wilson Employment Agreement" means the Employment Agreement, dated May 3, 1996, between the Company and Wilson, relating to the terms and conditions of the employment of Wilson by the Company.

                  "Wilson Stockholders" means Wilson, Wilfam, the Kaufman Stockholders and any Permitted Transferee thereof to which Shares are transferred in accordance with Section 2.2, and the term "Wilson Stockholder" shall mean any such Person.

                  "Written Consent" has the meaning set forth in Section 7.2 of this Agreement.

         2.       Restrictions on Transfer of Shares.

                  2.1 Limitation on Transfer. No Stockholder shall sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a "transfer") any Shares or any right, title or interest therein or thereto, except for transfers made in accordance with the provisions of this Agreement, and in such event, any transferee obtaining any record or beneficial interest or right to vote such Shares hereunder shall agree to be bound by this Agreement and shall comply with
Section 2.4. Any attempt to transfer any Shares or any rights thereunder in violation of the preceding sentence shall be null and void ab initio and the Company shall not register any such transfer.

                  2.2 Permitted Transfers. Notwithstanding anything to the contrary contained in this Agreement, but subject to Sections 2.3, 2.4, and 3.

                                    (a)   Wilson and Wilfam may transfer Shares
to or among (i) each other, (ii) a member of Wilson's immediate family which shall include his spouse, siblings, children or grandchildren ("Family Members") or (iii) a trust, corporation, partnership or limited liability company, all of the beneficial interests in which shall be held by Wilson or Wilfam or one or more Family Members of Wilson or which would otherwise be an Affiliate of Wilson; provided, however, that such transfer by Wilson may be effected solely for estate planning purposes; and provided further, that if any such transfer is made prior to the third anniversary of the date hereof, then during the period prior to the third anniversary of the date hereof that any such Family Member or any such trust, corporation, partnership or limited liability company holds any right, title or interest in any Shares, no Person other than Wilson (or in the event of his death, his legal representative) may exercise, directly or indirectly, voting rights with respect to such Shares;

                                    (b)   Manolovici may transfer Shares to or
among (i) his Family Members or (ii) a trust, corporation, partnership or limited liability company, all of the beneficial interests in which shall be held by Manolovici or one or more Family Members of Manolovici or which would otherwise be an Affiliate of Manolovici;

                                    (c)   Karmanos may transfer Shares to or
among (i) his Family Members or (ii) a trust, corporation, partnership or limited liability company, all of the beneficial interests in which shall be held by Karmanos or one or more Family Members of Karmanos or which would otherwise be an Affiliate of Karmanos;

                                    (d)   the Kaufman Stockholders may transfer
Shares to or among (i) each other, (ii) their Family Members or (iii) a trust, corporation, partnership or limited liability company, all of the beneficial interests in which shall be held by a Kaufman Stockholder or one or more Family Members of a Kaufman Stockholder or which would otherwise be an Affiliate of a Kaufman Stockholder, or (iv) as to a Kaufman Stockholders that is a trust, to its beneficiaries;

                                    (e)   each of Partners, GAP 47, GAP 28, GAP
38, GAP Coinvestment, Alltel, FUCP, BT, Brean Murray, St. Paul and Motorola may transfer its Shares to its Affiliates; and

                                    (f)   Motorola may transfer its Shares to
the Company in satisfaction of its indemnification obligations under the Motorola Purchase Agreement (each of the Persons referred to in the preceding clauses (a), (b), (c), (d), (e) and (f) are hereinafter referred to as a "Permitted Transferee").

                  2.3 Permitted Transfer Procedures. If any Stockholder wishes to transfer Shares to a Permitted Transferee under Section 2.2, such Stockholder shall give notice to the Company of its intention to make any transfer permitted under Section 2.2 not less than ten (10) days prior to effecting such transfer, which notice shall state the name and address of each

Permitted Transferee to whom such transfer is proposed and the number of Shares proposed to be transferred to such Permitted Transferee.

                  2.4 Transfers in Compliance with Law; Substitution of Transferee. Notwithstanding any other provision of this Agreement, no transfer may be made pursuant to this Section 2, Section 3 or Section 4 unless (a) the transferee has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit C, (b) the transfer complies in all respects with the applicable provisions of this Agreement and (c) the transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act. If requested by the Company in its reasonable judgment, an opinion of counsel to such transferring Stockholder (which shall be reasonably acceptable to counsel to the Company) shall be supplied to the Company at such transferring Stockholder's expense, to the effect that such transfer complies with the applicable federal and state securities laws. Upon becoming a party to this Agreement, (i) the Permitted Transferee of a General Atlantic Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring General Atlantic Stockholder hereunder,
(ii) the Permitted Transferee of Partners shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, Partners hereunder, (iii) the Permitted Transferee of Wilson shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, Wilson, (iv) the Permitted Transferee of Wilfam shall be substituted for, and shall enjoy the rights and be subject to the same obligations as, Wilfam, (v) the Permitted Transferee of an Alltel Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Alltel Stockholder hereunder, (vi) the Permitted Transferee of a FUCP Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring FUCP Stockholder hereunder, (vii) the Permitted Transferee of a BT Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring BT Stockholder hereunder, (viii) the Permitted Transferee of a Brean Murray Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Brean Murray Stockholder hereunder, (ix) the Permitted Transferee of a Manolovici Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Manolovici Stockholder hereunder, (x) the Permitted Transferee of a St. Paul Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring St. Paul Stockholder hereunder, (xi) the Permitted Transferee of a Karmanos Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Karmanos Stockholder hereunder, (xii) the Permitted Transferee of a Kaufman Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Kaufman Stockholder hereunder, (xiii) the Permitted Transferee of a Motorola Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Motorola Stockholder hereunder, and (xiv) the Permitted Transferee of an Other Stockholder shall be substituted for, and shall be subject to the same obligations as, the transferring Other Stockholder hereunder.

         3. Transfers by Partners Stockholders, Wilson Stockholders or Motorola Stockholders Prior to Certain Date.

             3.1 Transfers by Partners Stockholders or Wilson Stockholders Prior to May 3, 1999.

                    3.1.1 Proposed Transfers. Notwithstanding Sections 2.2 and 2.4, none of the Partners Stockholders or Wilson Stockholders (excluding the Kaufman Stockholders) shall at any time prior to May 3, 1999 transfer any of its or his Shares to any Person unless (a) such Partners Stockholder or such Wilson Stockholder (excluding the Kaufman Stockholders), as the case may be, first sends written notice to Wilson (in the case of a proposed transfer by a Partners Stockholder) or Partners (in the case of a proposed transfer by a Wilson Stockholder), as the case may be, which notice shall state the number of Shares proposed to be sold and (b) Partners (in the case of a proposed transfer by a Wilson Stockholder) or Wilson (in the case of a proposed transfer by a Partners Stockholder), as the case may be, consents in writing to such proposed transfer.

                    3.1.2 Consent to Transfer of Shares. If Partners (in the case of a proposed transfer by a Wilson Stockholder other than a Kaufman Stockholder) or Wilson (in the case of a proposed transfer by a Partners Stockholder), as the case may be, consents to the proposed transfer of Shares by a Wilson Stockholder or a Partners Stockholder, as the case may be, pursuant to Section 3.1.1, then such Shares may be transferred by such Wilson Stockholder or such Partners Stockholder, as the case may be, in accordance with
             Section 4 hereof.

                    3.1.3 No Consent to Transfer of Shares. If Partners (in the case of a proposed transfer by a Wilson Stockholder other than a Kaufman Stockholder) or Wilson (in the case of a proposed transfer by a Partners Stockholder), as the case may be, does not consent to a proposed transfer of Shares by a Wilson Stockholder (other than a Kaufman Stockholder) or a Partners Stockholder, as the case may be, pursuant to Section 3.1.1, then such Shares may not be transferred by such Wilson Stockholder or such Partners Stockholder, as the case may be, until May 3, 1999 and then in accordance with Section 4 hereof. Any attempt to transfer such Shares or any rights thereunder in violation of this Section 3.1.3 shall be null and void ab initio and the Company shall not register any such transfer.

                    3.1.4 Transfers After May 3, 1999. Subject to Section 2.2, if at any time after May 3, 1999 any Partners Stockholder or any Wilson Stockholder (other than a Kaufman Stockholder) wishes to transfer any portion of its or his Shares to any Person, then such transfer shall be made in accordance with Section 4 hereof. Transfers by Kaufman Stockholders shall at all times be subject to
             Section 4 hereof and shall in no event be subject to Section 3.

             3.2 Transfers by Motorola Stockholders Prior to Second Anniversary of this Agreement. Except as provided in Section 2.2 of this Agreement or pursuant to the Registration Rights Agreement of the Company, no Motorola Stockholder shall at any time prior to the second anniversary of this Agreement transfer any of its Shares to any Person. Subject to

Section 2.2, if at any time after the second anniversary of this Agreement any Motorola Stockholder wishes to transfer any portion of its Shares to any Person, then such transfer shall be made in accordance with Section 4 hereof.

         4.       Voluntary and Involuntary Transfers.

                  4.1      Proposed Voluntary Transfers.

                           4.1.1  Offering Notice.  Subject to Sections 2 and 3,
if any Stockholder (a "Selling Stockholder") wishes to transfer all or any portion of its or his Shares to any Person (other than to a Permitted Transferee) (a "Third Party Purchaser"), such Selling Stockholder shall offer such Shares first to the Company by sending written notice (the "Offering Notice") to the Company and the other Stockholders which shall state (a) the number of Shares proposed to be transferred (the "Offered Securities") and (b) the proposed purchase price per Share which the Selling Stockholder is willing to accept (the "Offer Price"). Upon delivery of the Offering Notice, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

                           4.1.2  Company Option; Exercise.  For a period of
thirty (30) days after the giving of the Offering Notice pursuant to Section
4.1.1 (the "Company Option Period"), the Company shall have the right (the "Company Option") to purchase any or all of the Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. The right of the Company to purchase any or all of the Offered Securities under this Section 4.1.2 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 30-day period referred to above, to the Selling Stockholder with a copy to the other Stockholders, which notice shall state the number of Offered Securities proposed to be purchased by the Company. The failure of the Company to respond within such 30-day period shall be deemed to be a waiver of the Company's rights under
Section 4.1. The Company may waive its rights under Section 4.1 prior to the expiration of the 30-day period by notice to the Stockholders.

                           4.1.3  Stockholder Option; Exercise.

                                  (a)  If the Company does not elect to purchase
all of the Offered Securities pursuant to Section 4.2.1, then for a period of thirty (30) days after the earlier to occur of (a) the expiration of the Company Option Period pursuant to Section 4.1.2 and (b) the date upon which the Company shall have sent to the Selling Stockholder and the other Stockholders written notice of exercise of the Company Option pursuant to Section 4.1.2 or its waiver thereof (the "Option Period"), the Partners Stockholders, the General Atlantic Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders and the Motorola Stockholders (each, a "Rightholder") shall have the right to purchase all, but not less than all, of the remaining Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. Each such Rightholder shall have the right to purchase that percentage of the Offered Securities determined by dividing (i) the total number of Shares then owned by such Rightholder by (ii) the total number of Shares then owned by all such Rightholders. If any Rightholder does not fully subscribe for the number or amount of Offered Securities it or he is entitled to purchase, then each other participating Rightholder shall have the right to purchase that percentage of the Offered Securities not so subscribed for (for the purposes of this Section 4.1.3, the "Excess Offered Securities") determined by dividing (x) the total number of Shares then owned by such fully participating Rightholder by (y) the total number of Shares then owned by all fully participating Rightholder who elected to purchase Offered Securities. The procedure described in the preceding sentence shall be repeated until there are no remaining Excess Offered Securities. If the Company and/or the Rightholders do not purchase all, but not less than all, of Offered Securities pursuant to
Section 4.1.2 and/or Section 4.1.3, then the Selling Stockholder may, subject to
Section 4.1.6, sell the Offered Securities to a Third Party Purchaser in accordance with Section 4.1.5 without any of the obligations set forth in
Section 4.1.2 and 4.1.3.

                                    (b)  The right of each Rightholder under
subsection (a) above shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 30-day period referred to in subsection (a) above, to the Selling Stockholder with a copy to the Company and the other Stockholders. Each such notice shall state (i) the number of Shares held by such Rightholder and (ii) the number of Shares that such Rightholder is willing to purchase pursuant to this Section 4.1.3. The failure of a Rightholder to respond within such 30-day period to the Selling Stockholder shall be deemed to be a waiver of such Rightholder's rights under Section 4.1. A Rightholder may waive its rights hereunder by notice to the Company and the other Stockholders.

                           4.1.4    Closing.  The closing of the purchases of
Offered Securities subscribed for by the Company under Section 4.1.2 or the Rightholders under Section 4.1.3 shall be held at the principal office of the Company at 11:00 a.m. local time, on the 90th day after the giving of the Offering Notice pursuant to Section 4.1.1 or at such other time and place as the parties to the transaction may agree. At such closing, the Selling Stockholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Securities shall be free and clear of any liens, claims, options, charges, encumbrances or rights ("Liens") (other than those arising hereunder and those attributable to actions by the purchasers) and the Selling Stockholder shall so represent and warrant, and further represent and warrant that it is the sole beneficial and record owner of such Offered Securities. The Company or each Rightholder, as the case may be, purchasing Offered Securities shall deliver at the closing payment in full in immediately available funds for the Offered Securities purchased by it or him. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                           4.1.5    Sale to a Third Party Purchaser.  Unless the
Company or the Rightholders elect to purchase all, but not less than all, of the Offered Securities under Sections 4.1.2 and 4.1.3, the Selling Stockholder may, subject to Section 4.1.6, sell the Offered

Securities to a Third Party Purchaser on the terms and conditions set forth in the Offering Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into within 120 days of the earlier to occur of
(i) the waiver by the Company and the Rightholders of their options to purchase the Offered Securities and (ii) the expiration of the Option Period (the earlier of such dates being offered herein as the "Contract Date"); and provided further, that such sale shall not be consummated unless and until all of the following conditions are met:


                                    (a)  The Selling Stockholder shall deliver
to the Company a certificate of Third Party Purchaser stating that (i) such Third Party Purchaser is aware of the rights of the Company, the Partners Stockholders, the General Atlantic Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders and the Motorola Stockholders contained in this Section
4.1 and (ii) prior to the purchase by such Third Party Purchaser of any such Offered Securities, such Third Party Purchaser shall become a party to this Agreement and agree to be bound by the terms and conditions hereof in accordance with Section 2.4 hereof.

                                    (b)  The consummation of such sale to a
Third Party Purchaser shall not be subject to any conditions (other than necessary filings under the HSR Act), except that it may be conditioned upon the truth as of the closing of the proposed purchase of customary representations and warranties and the delivery of stock certificates and a customary legal opinion.

                                    (c)  A Third Party Purchaser shall have
furnished evidence satisfactory to the Company, in its reasonable judgment, as to the financial ability of such Third Party Purchaser to consummate the proposed purchase.

If such sale is not consummated within forty-five (45) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no transfer of such Offered Securities may be made thereafter by the Selling Stockholder without again offering the same to the Company, the Partners Stockholders, the General Atlantic Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders and the Motorola Stockholders in accordance with this Section 4.1.

                           4.1.6    Tag-Along Rights.

                                    (a)  If any Wilson Stockholder, Partners
Stockholder, General Atlantic Stockholder, Alltel Stockholder, FUCP Stockholder, BT Stockholder, or Motorola Stockholder as the case may be (an "Initiating Stockholder"), is transferring Offered Securities to a Third Party Purchaser pursuant to Section 4.1.5, then each Wilson Stockholder, each Partners Stockholder, each General Atlantic Stockholder, each Alltel Stockholder, each FUCP Stockholder, each BT Stockholder and each Motorola Stockholder (other than the Initiating

Stockholder) (each a "Tag-Along Rightholder") shall have the right to sell to such Third Party Purchaser, upon the terms set forth in the Offering Notice, that number of Shares held by such Tag-Along Rightholder equal to that percentage of the Offered Securities determined by dividing (x) the total number of Shares then owned by such Tag-Along Rightholder by (y) the total number of Shares then owned by all Tag-Along Rightholders exercising their rights pursuant to this Section 4.1.6(a) plus the total number of Shares then owned by the Initiating Stockholder. The Initiating Stockholder and the Tag-Along Rightholder shall effect the sale of the Offered Securities and such Tag-Along Rightholder shall sell the number of Offered Securities required to be sold pursuant to this
Section 4.1.6(a), and the number of Offered Securities to be sold to a Third Party Purchaser by the Initiating Stockholder shall be reduced accordingly.

                                    (b)  In order to exercise its right to sell
Shares to a Third Party Purchaser pursuant to Section 4.1.6(a), a Tag-Along Rightholder must agree to make substantially the same representations, warranties, covenants and indemnities and other similar agreements as the Initiating Stockholder agrees to make in connection with the proposed sale by it of Offered Securities to a Third Party Purchaser; provided, however, that no Tag-Along Rightholder shall be required to make any representations and warranties concerning the business of the Company, any representations and warranties made by the Tag-Along Rightholders shall be several and not joint and any liability for indemnities given by a Tag-Along Rightholder shall be capped at the amount received by such Tag-Along Rightholder for its Shares. Each Initiating Stockholder shall give notice to each Tag-Along Rightholder of each proposed sale by it of Offered Securities which gives rise to the rights of the Tag-Along Rightholders set forth in this Section 4.1.6, at least third (30) days prior to the proposed consummation of such sale, setting forth the name of such Initiating Stockholder, the number of Offered Securities, the percent of Shares that such Tag-Along Rightholder may sell to such Third Party Purchaser (determined in accordance with Section 4.1.6(a)), and a representation that such Third Party Purchaser has been informed of the "tag-along" rights provided for in this Section 4.1.6 and has agreed to purchase Shares in accordance with the terms hereof. The tag-along rights provided by this Section 4.1.6 must be exercised by such Tag-Along Rightholder wishing to sell its Shares within fifteen (15) days following receipt of the notice required by the preceding sentence, by delivery of a written notice to such Initiating Stockholder indicating such Tag-Along Rightholder's wish to exercise its rights and specifying the number of Shares (up to the maximum number of Shares owned by such Tag-Along Rightholder required to be purchased by such Third Party Purchaser) it wishes to sell. If such Third Party Purchaser fails to purchase Shares from any Tag-Along Rightholder that has properly exercised its tag-along rights pursuant to this Section 4.1.6, then such Initiating Stockholder shall not be permitted to consummate the proposed sale of the Offered Securities, and any such attempted sale shall be null and void and the Company shall not register any such transfer.

                  4.2      Involuntary Transfers.

                           4.2.1    Rights of First Offer upon Involuntary
Transfer. If an Involuntary Transfer of any Shares (the "Transferred Shares") owned by any Stockholder shall occur, then the Company, the Partners Stockholders, the General Atlantic Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders and the Motorola Stockholders (other than the Stockholder who suffered the Involuntary Transfer) shall have the same rights as specified in Sections 4.1.2 and 4.1.3, respectively, with respect to such Transferred Shares as if the Involuntary Transfer had been a proposed voluntary transfer by a Selling Stockholder and shall be governed by
Section 4.1 except that (a) the time periods shall run from the date of receipt by the Company of actual notice of the Involuntary Transfer (and the Company shall immediately give notice to the Rightholders of the date of receipt of such notice), (b) such rights shall be exercised by notice to the transferee of such Transferred Shares (the "Involuntary Transfer") rather than to the Stockholder who suffered or will suffer the Involuntary Transfer and (c) the purchase price per Transferred Share shall be agreed upon by the Involuntary Transferee and the Company or the purchasing Rightholders, as the case may be; provided, however, that if such parties fail to agree as to such purchase price, the purchase price shall be the Fair Value thereof as determined in accordance with Section 4.2.2.

                           4.2.2    Fair Value.  If the parties fail to agree
upon the purchase price of the Transferred Shares in accordance with Section
4.2.1 hereof, then the Company or the Rightholders, as the case may be, shall purchase the Transferred Shares at a purchase price equal to the Fair Value (as hereinafter defined) thereof. The Fair Value of the Transferred Shares shall be determined by an independent appraiser, which shall be a nationally recognized investment banking firm or a nationally recognized expert experienced in the valuation of corporations engaged in the business conducted by the Company and its Subsidiaries, selected by the Board of Directors in its reasonable judgment. Such appraiser shall conduct its determination as promptly as practicable. The Involuntary Transferee and the Company shall each share half the fees and expenses of such appraiser. For purposes of this Section 4.2.2., the "Fair Value" of the Transferred Shares means the fair market value of such Transferred Shares determined in accordance with this Section 4.2.2 based upon all considerations that the appraiser determines to be relevant.

                           4.2.3    Closing.  The closing of any purchase under
this Section 4.2 shall be held at the principal office of the Company at 11:00 a.m., local time on the earlier to occur of (a) the fifth Business Day after the purchase price per Transferred Share shall have been agreed upon by the Involuntary Transferee and the Company or the purchasing Rightholders, as the case may be, in accordance with Section 4.2.1(c) or (b) the fifth Business Day after the determination of the Fair Value of the Transferred Shares in accordance with Section 4.2.2, or at such other time and place as the parties to the transaction may agree. At such closing, the Involuntary Transferee shall deliver certificates, if applicable, or other instruments or documents representing the Transferred Shares being purchased under this Section 4.2 duly endorsed with a signature guarantee for transfer and accompanied by all requisite transfer and accompanied by all requisite transfer taxes, if any, and such Transferred Shares shall be free and clear of any Liens (other than those arising hereunder) arising through the action or inaction of the Involuntary Transferee and the Involuntary Transferee shall so represent and warrant, and further represent and warrant that it is the beneficial owner of such Transferred Shares. The Company or each Rightholder, as the case may be, purchasing such Transferred Shares shall deliver at closing payment in full in immediately available funds for such Transferred Shares. At such closing, all parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                           4.2.4    General.  In the event that the provisions
of this Section 4.2 shall be held to be unenforceable with respect to any particular Involuntary Transfer, the Company and the Rightholders shall have the rights specified in Sections 4.1.2 and 4.1.3, respectively, with respect to any transfer by an Involuntary Transferee of such Shares, and each Rightholder agrees that any Involuntary Transfer shall be subject to such rights, in which case the Involuntary Transferee shall be deemed to be the Selling Stockholder for purposes of Section 4.1 of this Agreement and shall be found by the provisions of Section 4.1 and other related provisions of this Agreement.

                  4.3 Proposed Transfers of Series B Preferred Stock, Series C Preferred Stock and Warrants.

                           4.3.1    Notice of Sale.  Subject to Section 2.1, if
any FUCP Stockholder or BT Stockholder wishes to transfer all or any portion of its shares of Series B Preferred Stock to any Person (other than to a Permitted Transferee thereof) or any Alltel Stockholder wishes to transfer all or any portion of its shares of Series C Preferred Stock to any Person (other than to a Permitted Transferee thereof), such Stockholder shall offer such Preferred Securities (as hereinafter defined) first to the Company by sending written notice (the "Notice of Sale") to the Company which shall state (a) the number of shares of Series B Preferred Stock or Series C Preferred Stock, as the case may be, proposed to be transferred (the "Preferred Securities"), (b) the purchase price per share which such FUCP Stockholder, BT Stockholder or Alltel Stockholder, as the case may be, (each, an "Offering Stockholder") is willing to accept (the "Offering Price") and (c) that such transfer is not subject to any other terms other than customary representations, warranties and covenants and is not subject to any conditions other than the delivery of the stock certificates, payment of the purchase price therefor and customary legal opinions (the "Terms and Conditions"). Upon delivery of the Notice of Sale, such offer shall be irrevocable unless and until the rights provided for in this
Section 4.3 shall have been waived or shall have expired. From and after the date hereof until and including the earlier of (A) the date on which the Company effects a Complete Redemption (as defined in the Warrants) or a Qualified Final Redemption (as defined in the Warrants) and (B) December 31, 1999, (i) any FUCP Stockholder or BT Stockholder transferring Preferred Securities pursuant to this
Section 4.3 shall transfer a pro rata portion of such Stockholder's Warrants with the Preferred Securities being transferred and the Notice of Sale and Terms and Conditions shall also include all applicable information in the foregoing subsections (a), (b) and (c) above concerning such Warrants and (ii) the Warrants may not be transferred to any Person (other than to a Permitted Transferee in accordance with Section 2.2) except with the Preferred Securities in accordance with the preceding clause (i). From and after January 1, 2000, if any FUCP Stockholder or BT Stockholder is transferring its Preferred Securities, then such FUCP Stockholder or BT

Stockholder, as the case may be, may transfer its Preferred Securities pursuant to this Section 4.3.1 without transferring any portion of such Stockholder's Warrants. From and after the earlier of (A) the date on which the Company effects a Complete Redemption or a Qualified Final Redemption and (B) January 1, 2000, the Warrants may be transferred to any Person without the Preferred Securities, provided that, except as provided in Section 2.2, such Warrants shall be transferred in accordance with Section 4.1 and in any such transfer, the Warrants or portion thereof so transferred must be exercisable for shares of Class B Common Stock representing not less than 1% of the Common Stock of the Company on a fully diluted basis.

                         4.3.2     Company Option; Exercise.

                                   (a)  For a period of twenty (20) days after
the giving of the Notice of Sale pursuant to Section 4.3.1 (the "Purchase Option Period"), the Company shall have the right to (a) make a bona fide written offer to purchase all of the Preferred Securities and the Warrants, if applicable, being transferred at a purchase price not less than the Offering Price and upon the Terms and Conditions (the "Company Offer") or (b) obtain from one or more Persons a bona fide written offer to purchase all of the Preferred Securities and the Warrants, if applicable, being transferred at a purchase price not less than the Offering Price and upon the Terms and Conditions (the "Third Party Offer"). The failure of the Company to deliver to the Offering Stockholder the Company Offer or the Third Party Offer prior to the expiration of the Purchase Option Period shall be deemed to be a waiver of the Company's rights under this
Section 4.3, provided that the Company may waive its rights under this Section
4.3 prior to the expiration of the Purchase Option Period by notice to the Offering Stockholder.

                                   (b)  If the Company elects to make the
Company Offer pursuant to Section 4.3.2(a), then (i) the Company shall exercise such right by delivering such Company Offer, prior to the expiration of the Purchase Option Period, to the Offering Stockholder and (ii) the Company and the Offering Stockholder shall close the sale of the Preferred Securities and the Warrants, if applicable, by the Offering Stockholder to the Company in accordance with the Company Offer within 30 days after the date of delivery of the Company Offer. If the Company elects to obtain from any Person or Persons such Third Party Offer, then (i) the Company shall deliver such Third Party Offer, prior to the expiration of the Purchase Option Period, to the Offering Stockholder and (ii) the Offering Stockholder and such Person or Persons shall close the sale of the Preferred Securities and the Warrants, if applicable, by the Offering Stockholder to such Person or Persons in accordance with the Third Party Offer within 30 days after the date of delivery of the Third Party Offer. If such closing does not occur within any such 30- day period, then such failure shall be deemed to be a waiver of the Company's rights or such Person's or Persons' rights under this Section 4.3 unless the Offering Stockholder and the Company or the Offering Stockholder and such Person or Persons, as the case may be, shall have agreed prior to the expiration of such 30-day period to extend the closing date.

                           4.3.3    Sale to Prospective Purchaser.

                                    (a) If the Company does not deliver the
Company Offer or the Third Party offer or waives its rights pursuant to Section 4.3.2(a) or if the 30-day period described in Section 4.3.2(b) shall have expired (without an extension thereof) without the closing of the Company Offer or the Third Party Offer, as the case may be, then for a period of ninety (90) days after the earliest to occur of (i) the expiration of the Purchase Option Period pursuant to Section 4.3.2(a) without the Offering Stockholder having received the Company Offer or the Third Party Offer, (ii) the waiver by the Company of its rights under Section 4.3.2(a) and (iii) the expiration (without an extension) of the 30-day period described in Section 4.3.2(b) without the closing of the Company Offer or the Third Party Offer, as the case may be, the Offering Stockholder may solicit from any Person (a "Prospective Purchaser") a bona fide written offer to purchase all of the Preferred Securities and the Warrants, if applicable, being transferred at a price not less than the Offering Price and upon the Terms and Conditions. If the Offering Stockholder obtains a bona fide written offer from a Prospective Purchaser during such 90-day period, then it shall deliver a copy of such offer to the Company and it may sell all of the Preferred Securities and the Warrants, if applicable, being transferred to such Prospective Purchaser; provided, however, that such sale is bona fide and made pursuant to a contract entered into within 30 days of the date upon which such Prospective Purchaser delivers its bona fide written offer to the Offering Stockholder; and provided further, that such sale shall not be consummated unless and until the Offering Stockholder delivers to the Company a certificate of the Prospective Purchaser stating that (i) such Prospective Purchaser is aware of the rights of the Company and the Stockholders set forth in this Agreement and (ii) prior to the purchase by such Prospective Purchaser of such Preferred Securities and the Warrants, if applicable, such Prospective Purchaser shall become a party to this Agreement and agree to be bound by the terms and conditions of this Section 4.3.

                                    (b) If the Offering Stockholder does not
obtain a bona fide written offer from a Prospective Purchaser within such 90-day period or such contract is not entered into within such 30-day period for any reason, then the restrictions provided for in this Section 4.3 shall again become effective.

                           4.3.4    Closing.  The closing of the purchase and
sale of Preferred Securities and the Warrants, if applicable, under Section
4.3.2 or Section 4.3.3 shall be held at the place, time and date mutually agreed upon by the parties within 30 days after the delivery of the Company Offer or the Third Party Offer, as the case may be. At such closing, the Offering Stockholder shall deliver certificates representing the Preferred Securities and the Warrants, if applicable, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Preferred Securities and the Warrants, if applicable, shall be free and clear of any Liens (other than those arising hereunder and those attributable to actions by the purchasers) and the Offering Stockholder shall so represent and warrant, and further represent and warrant that it is the sole beneficial and record owner of such Preferred Securities and the Warrants, if applicable. The Company of the Person of Persons, as the case may be, purchasing the Preferred Securities and the Warrants, if applicable, shall deliver at the closing payment in full in immediately available funds for the Preferred Securities and the Warrants, if applicable, purchased by it. At such closing, the Person or Persons purchasing the Preferred Securities and the Warrants, if applicable (in the event that the Company is not the purchaser thereof) shall agree in writing to be bound by the terms and conditions of this Section 4.3 pursuant to an instrument in form and substance reasonably satisfactory to the Company and all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

         5.       Future Issuance of Capital Stock.

                  5.1 Offering Notice; Right of First Offer. Except for (a) capital stock of the Company which may be issued to employees, consultants or directors of the Company pursuant to a stock option plan or other employee or consultant benefit arrangement approved by the Board of Directors, (b) a dividend on the outstanding shares of Common Stock in capital stock of the Company or a subdivision of the outstanding shares of Common Stock into a larger number of shares of Common Stock, (c) capital stock of the Company issued in consideration of the acquisition by the Company or any of its Subsidiaries of another Person or (d) capital stock of the Company issued upon the conversation or exercise of all Common Stock Equivalents, if the Company wishes to issue any shares of capital stock or any other security convertible into or exchangeable for capital stock of the Company (collectively, "New Securities") to any Person (the "Subject Purchaser") prior to the IPO Effectiveness Date, then the Company shall offer such New Securities first to the General Atlantic Stockholders by sending written notice (the "New Issuance Notice") to the General Atlantic Stockholders, with a copy to the other Stockholders, which shall state (i) the number of New Securities proposed to be issued and (ii) the proposed purchase price per share of the New Securities that the Company is willing to accept (the "Proposed Price"). Upon delivery of the New Issuance Notice, such offer shall be irrevocable unless and until the rights provided for in Sections 5.2 and 5.3 shall have been waived or shall have expired.

                  5.2     General Atlantic Stockholder Option.

                                    (a)    For a period of fifteen (15) days
after the giving of the New Issuance Notice pursuant to Section 5.1, the General Atlantic Stockholders shall have the right to purchase, subject to Section 5.2(b), all of the New Securities.

                                    (b)    If the General Atlantic Stockholders
elect to purchase all of the New Securities pursuant to subsection (a) hereof, then the General Atlantic Stockholders shall purchase, and each of the Partners Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders and the Motorola Stockholders shall have the right to purchase, at a purchase price equal to the Proposed Price and upon the terms and conditions set forth in the New Issuance Notice, that percentage of the New Securities determined by dividing (a) the total number of Shares then owned by the General Atlantic Stockholders (in the case of the purchase by the General Atlantic Stockholders) or the Partners Stockholders (in the case of the purchase by the Partners Stockholders) or the Wilson Stockholders (in the case of the purchase by the Wilson Stockholders) or the Alltel Stockholders (in the case of the purchase by the Alltel Stockholders) or the FUCP

Stockholders (in the case of the purchase by the FUCP Stockholders) or the BT Stockholders (in the case of the purchase by the BT Stockholders) or the Brean Murray Stockholders (in the case of the purchase by the Brean Murray Stockholders) or the Manolovici Stockholders (in the case of the purchase by the Manolovici Stockholders) or the St. Paul Stockholders (in the case of the purchase by the St. Paul Stockholders) or the Karmanos Stockholders (in the case of the purchase by the Karmanos Stockholders) or the Motorola Stockholders (in the case of the purchase by the Motorola Stockholders), as the case may be, by
(b) the total number of Shares then owned by the General Atlantic Stockholders plus the total number of Shares then owned by the Partners Stockholders plus the total number of Shares then owned by the Alltel Stockholders plus the total number of shares then owned by the Wilson Stockholders plus the total number of Shares then owned by the FUCP Stockholders plus the total number of Shares then owned by the BT Stockholders plus the total number of Shares then owned by the Brean Murray Stockholders plus the total number of Shares then owned by the Manolovici Stockholders plus the total number of Shares then owned by the St. Paul Stockholders plus the total number of Shares then owned by the Karmanos Stockholders plus the total number of shares then owned by the Motorola Stockholders (the "New Issuance Percentage"). If the Partners Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders or the Motorola Stockholders, as the case may be, do not fully subscribe for the amount of New Securities that they are entitled to purchase pursuant to the preceding sentence, then the General Atlantic Stockholders shall purchase all of the remaining New Securities not so subscribed for by the Partners Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders or the Motorola Stockholders, as the case may be.

                  5.3 New Issuance Rightholder Option. If the General Atlantic Stockholders do not elect to purchase all, but not less than all, of the New Securities pursuant to Section 5.2(a), then for a period of fifteen (15) days after the earlier to occur of (a) the expiration of the 15-day period referred to in Section 5.2(a) and (b) the date upon which the Company shall have received written notice from the General Atlantic Stockholders stating that the General Atlantic Stockholders do not intend to exercise their option to purchase all of the New Securities pursuant to Section 5.2(a), the General Atlantic Stockholders, the Partners Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders and Motorola Stockholders (each, a "New Issuance Rightholder") shall have the right to purchase its or his Proportionate Percentage (as hereinafter defined) of the New Securities at a purchase price equal to the Proposed Price and upon the terms and conditions set forth in the New Issuance Notice. Each such New Issuance Rightholder shall have the right to purchase that percentage of the New Securities determined by dividing (a) the total number of Shares then owned by such New Issuance Rightholder exercising its rights under this Section 5.3 by (b) the total number of Shares then owned by all of the New Issuance Rightholders exercising their rights under this
Section 5.3 (the "Proportionate Percentage"). If any Partners Stockholder, any Wilson Stockholder, any Alltel Stockholder, any FUCP Stockholder, any BT Stockholder, any Brean Murray Stockholder, any Manolovici Stockholder, any St. Paul Stockholder, any Karmanos Stockholder or any Motorola Stockholder, as the case may be, does not fully subscribe for the number of amount of New Securities that it or he is entitled to purchase pursuant to the preceding sentence, then the General Atlantic Stockholders shall have the right to purchase any or all of the remaining New Securities not so subscribed for by any such Partners Stockholder, Wilson Stockholder, Alltel Stockholder, FUCP Stockholder, BT Stockholder, Brean Murray Stockholder, Manolovici Stockholder, St. Paul Stockholder, Karmanos Stockholder or Motorola Stockholder, as the case may be. To the extent that the General Atlantic Stockholders do not subscribe for any or all of such remaining New Securities not so subscribed for by any such Partners Stockholder, Wilson Stockholder, Alltel Stockholder, FUCP Stockholder, BT Stockholder, Brean Murray Stockholder, Manolovici Stockholder, St. Paul Stockholder, Karmanos Stockholder or Motorola Stockholder, as the case may be, each Partners Stockholder, Wilson Stockholder, Alltel Stockholder, FUCP Stockholder, BT Stockholder, Brean Murray Stockholder, Manolovici Stockholder, St. Paul Stockholder, Karmanos Stockholder or Motorola Stockholder, as the case may be, who elected to purchase New Securities shall have the right to purchase that percentage of the remaining New Securities not so subscribed for by the General Atlantic Stockholders (for the purposes of this Section 5.3., the "Excess New Securities") determined by dividing (x) the total number of Share then owned by such fully participating Partners Stockholder, Wilson Stockholder, Alltel Stockholder, FUCP Stockholder, BT Stockholder, Brean Murray Stockholder, Manolovici Stockholder, St. Paul Stockholder, Karmanos Stockholder or Motorola Stockholder, as the case may be, by (y) the total number of Shares then owned by all fully participating Partners Stockholders, Wilson Stockholders, Alltel Stockholders, FUCP Stockholders, BT Stockholders, Brean Murray Stockholders, Manolovici Stockholders, St. Paul Stockholders, Karmanos Stockholders or Motorola Stockholders, as the case may be, who elected to purchase New Securities.

                  5.4      Exercise of Options.

                                    (a)     The right of the General Atlantic
Stockholders to purchase all of the New Securities under Section 5.2 shall be each exercisable by delivering written notice (the "GAP Notice") of the exercise thereof, prior to the expiration of the 15-day period referred to in Section 5.2(a), to the Company with a copy to the Partners Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders and the Motorola Stockholders, which notice shall state that the General Atlantic Stockholders elect to purchase subject to Section 5.2(b), all of the New Securities. The failure of the General Atlantic Stockholders to respond within such 15-day period shall be deemed to be a waiver of the General Atlantic Stockholders' rights under Section 5.2.

                                    (b)     The right of the Partners
Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders and the Motorola Stockholders to purchase their New Issuance Percentage under Section 5.2(b) shall be exercisable by delivering written notice of exercise thereof, prior to the expiration of fifteen (15) days after the General Atlantic Stockholders shall have sent the GAP Notice to the Partners Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders and the Motorola Stockholders, to the Company and the General Atlantic Stockholders with a copy to the other Stockholders, which notice shall state the number of New Securities proposed to be purchased by the Partners Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders or the Motorola Stockholders, as the case may be. The failure of the Partners Stockholders (in the case of such failure by the Partners Stockholders) or the Wilson Stockholders (in the case of such failure by the Wilson Stockholders) or the Alltel Stockholders (in the case of such failure by the Alltel Stockholders) or the FUCP Stockholders (in the case of such failure by the FUCP Stockholders) or the BT Stockholder (in the case of such failure by the BT Stockholders) or the Brean Murray Stockholders (in the case of such failure by the Brean Murray Stockholders) or the Manolovici Stockholders (in the case of such failure by the Manolovici Stockholders) or the St. Paul Stockholders (in the case of such failure by the St. Paul Stockholders) or the Karmanos Stockholders (in the case of such failure by the Karmanos Stockholders) or the Motorola Stockholders (in the case of such failure by the Motorola Stockholders) to respond within such 15-day period shall be deemed to be a waiver of the Partners Stockholders' rights (in the case of such failure by the Partners Stockholders) or the Wilson Stockholders' rights (in the case of such failure by the Wilson Stockholders) or the Alltel Stockholders' rights (in the case of such failure by the Alltel Stockholders) or the FUCP Stockholders' rights (in the case of such failure by the FUCP Stockholders) or the BT Stockholders' rights (in the case of such failure by the BT Stockholders) or the Brean Murray Stockholders' rights (in the case of such failure by the Brean Murray Stockholders) or the Manolovici Stockholders' rights (in the case of such failure by the Manolovici Stockholders) or the St. Paul Stockholders' rights (in the case of such failure by the St. Paul Stockholders) or the Karmanos Stockholders' rights (in the case of such failure by the Karmanos Stockholders) or the Motorola Stockholders' rights (in the case of such failure by the Motorola Stockholders), as the case may be, under Section 5.2(b).

                                   (c)  The right of each New Issuance
Rightholder to purchase the New Securities under Section 5.3 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to in Section 5.3, to the Company, which notice shall state the amount of New Securities that such New Issuance Rightholder elects to purchase. The failure of a New Issuance Rightholder to respond within such 15-day period shall be deemed to be a waiver of such New Issuance Rightholder's rights under Section 5.3.

                  5.5  Closing.   The Closing of the purchase of New Securities
subscribed for under Section 5.2 or Section 5.3, as the case may be, shall be held at the principal office of the Company at 11:00 a.m., local time, on (a) the 45th day after the giving of the New Issuance Notice pursuant to Section 5.1, if the General Atlantic Stockholders elect to purchase all of the New Securities pursuant to Section 5.2(a), (b) the 60th day after the giving of the New Issuance

Notice pursuant to Section 5.1, if the New Issuance Rightholders elect to purchase any of the New Securities under Section 5.3 or (c) at such other time and place as the parties to the transaction may agree. At such closing, the Company shall deliver certificates representing the New Securities, and such New Securities shall be issued free and clear of all Liens and the Company shall so represent and warrant, and further represent and warrant that such New Securities shall be upon issuance thereof to (i) the General Atlantic Stockholders (in the case of their election pursuant to Section 5.2(a) or Section 5.3), (ii) the Partners Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), (iii) the Wilson Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), (iv) the Alltel Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), (v) the FUCP Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), (vi) the BT Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), (vii) the Brean Murray Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5-2), (viii) the Manolovici Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), (ix) the St. Paul Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), (x) the Karmanos Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), or (xi) the Motorola Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), as the case may be, and after payment therefor, duly authorized, validly issued, fully paid and nonassessable. The General Atlantic Stockholders (in the case of their election pursuant to Section 5.2(a) or Section 5.3), the Partners Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), the Wilson Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), the Alltel Stockholders (in the case of their election pursuant to
Section 5.2(b) or Section 5.3), the FUCP Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), the BT Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), the Brean Murray Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), the Manolovici Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), the St. Paul Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), the Karmanos Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3) or the Motorola Stockholders (in the case of their election pursuant to Section 5.2(b) or Section 5.3), as the case may be, purchasing the New Securities shall deliver at the closing payment in full in immediately available funds for the New Securities purchased by him or it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                  5.6 Sale to Subject Purchaser. Unless all of the New Securities are purchased pursuant to Section 5.2 or Section 5.3, the Company may sell to the Subject Purchaser all of the New Securities not purchased by the New Issuance Rightholders pursuant to Section 5.3 on terms and conditions that are no more favorable to the Subject Purchaser than those set forth in the New Issuance Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into within six (6) months of the earlier to occur of (a) the waiver by the New Issuance Rightholders of their option to purchase all of the New Securities pursuant to Section 5.2 or Section 5.3 and
(b) the expiration of the 15-day period referred to in Section 5.3. If such sale is not consummated within such six (6) month period for any reason, then the restrictions provided for herein shall again become effective, and no issuance and sale of New Securities may be made thereafter by the Company without again offering the same in accordance with this Section 5. The closing of any issue and purchase pursuant to this Section 5.6 shall be held at the time and place as the parties to the transaction may agree.

         6. After-Acquired Securities. All of the provisions of this Agreement shall apply to all of the Shares or Common Stock Equivalents now owned or which may be issued or transferred hereafter to a Stockholder in consequence of any additional issuance, purchase, exchange or reclassification of any of such Shares or Common Stock Equivalents, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by a Stockholder in any other manner.

         7.       Corporate Governance.

                  7.1 General. From and after the execution of this Agreement, each Stockholder shall vote its or his voting Shares at any regular or special meeting of stockholders of the Company (a "Stockholders Meeting") or in any written consent executed in lieu of such a meeting of stockholders (a "Written Consent") and shall take all other actions necessary to give effect to the provisions of this Agreement (including, without limitation, Section 7.3 hereof) and to ensure that the Charter Documents do not, at any time hereafter, conflict in any respect with the provisions of this Agreement. In addition, each Stockholder shall vote its or his voting Shares at any Stockholders Meeting or act by Written Consent with respect to such voting Shares, upon any matter submitted for action by the Company's stockholders or with respect to which such Stockholder may vote or act by Written Consent, in conformity with the specific terms and provisions of this Agreement and the Charter Documents.

                  7.2 Stockholders Actions. In order to effectuate the provisions of this Section 7, each Stockholder (a) hereby agrees that when any action or vote is required to be taken by such Stockholder pursuant to this Agreement, such Stockholder shall use its best efforts to call, or cause the appropriate officer and directors of the Company to call, a Stockholders Meeting or to execute or cause to be executed a Written Consent to effectuate such stockholder action, (b) shall use its best efforts to cause the Board of Directors to adopt, either at a meeting of the Board of Directors or by unanimous written consent of the Board of Directors, all the resolutions necessary to effectuate the provisions of this Agreement and (c) shall use its best efforts to cause the Board of Directors to cause the Secretary of the Company, or if there be no Secretary, such other officer of the Company as the Board of Directors may appoint to fulfill the duties of Secretary, not to record any vote or consent contrary to the terms of this Section 7.

                  7.3 Election of Directors, Number and Composition. Each Stockholder shall vote its or his voting Shares at any Stockholders Meeting, or act by Written Consent with respect to such voting Shares, and take all other actions necessary to ensure that the number of directors constituting the entire Board of Directors shall be not less than seven nor greater than nine. Each Stockholder shall vote its or his voting Shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, and to take all other actions necessary to ensure the election to the Board of Directors of the following individuals:

                      (a) one individual designated by Partners (who shall initially be Jay Pieper) (the "Partners Director");

                      (b) one individual designated by the General Atlantic Stockholders (who shall initially be William E. Ford) (the "First General Atlantic Director") unless the General Atlantic Stockholders are entitled to elect one director of the Company by virtue of their rights as holders of Series F Preferred Stock (the "GAP Series F Preferred Director"):

                      (c) a second individual designated by the General Atlantic Stockholders (who shall initially be Steven A. Denning) (the "Second General Atlantic Director") unless the General Atlantic Stockholders are entitled to elect one director of the Company by virtue of their rights as holders of Series D Preferred Stock and Series G Preferred Stock (the "GAP Series D/G Preferred Director"; and the First General Atlantic Director, if any, the Second General Atlantic Director, if any, the GAP Series F Preferred Director, if any, and the GAP Series D/G Preferred Director, if any, are hereinafter referred to as the "General Atlantic Directors");

                      (d) two individuals designated by the Wilson
Stockholders, one of whom shall be Wilson and a second individual to be designated in writing by Wilson, with a copy to the Stockholders (the "Wilson Directors");

                      (e) one individual designated by the Alltel Stockholders (who shall initially be Jeffrey H. Fox) (the "Alltel Director"); and

                      (f) one individual designated by the Motorola Stockholders (who shall initially be Richard D. Severns) (the "Motorola Director"), provided, however, that if the size of the Board of Directors increases to twelve then the number of individuals Motorola may designate shall increase to two and the size of the Board of Directors shall be further increased to thirteen to accommodate such second Motorola Director.

All other directors of the Company shall be elected to the Board of Directors in accordance with the Certificate of Incorporation and the By-laws.

                  7.4 Reduction of Directors. Notwithstanding anything to the contrary contained in this Agreement, if at any time (a) the Partners Stockholders own Shares representing (after giving effect to any adjustments) less than 5% of the total number of shares of Common Stock outstanding on an as converted and an as exercised basis, then Partners shall no longer be entitled to designate the Partners Director pursuant to Section 7.3(a), (b) the General Atlantic Stockholders own Shares representing (after giving effect to any adjustments) (i) less than 10%, but not less than 5%, of the total number of shares of Common Stock outstanding on an as converted and an as exercised basis, then the General Atlantic Stockholders shall no longer be entitled to designate the Second General Atlantic Director pursuant to Section 7.3(c) and (ii) less than 5% of the total number of shares of Common Stock outstanding on an as converted and an as exercised basis, then the General Atlantic Stockholders shall no longer be entitled to designate the First General Atlantic Director pursuant to Section 7.3(b), (c) the Wilson Stockholders own Shares representing (after giving effect to any adjustments) (i) less than 10%, but not less than 5% of the total number of shares of Common Stock outstanding on an as converted and an as exercised basis, then the Wilson Stockholders shall be entitled to designate one Wilson Director pursuant to Section 7.3(d) and (ii) less than 5% of the total number of shares of Common Stock outstanding on an as converted and an as exercised basis, then the Wilson Stockholders shall no longer be entitled to designate and Wilson Directors pursuant to Section 7.3(d), (d) the Alltel Stockholders own Shares representing (after giving effect to any adjustments) less than 5% of the total number of shares of Common Stock outstanding on an as converted and an as exercised basis, then the Alltel Stockholders shall no longer be entitled to designate the Alltel Director pursuant to Section 7.3(e) and (e) the Motorola Stockholders own Shares representing (after giving effect to any adjustments) less than 3.5% of the total number of Shares of Common Stock outstanding on an as converted and an as exercised basis, then the Motorola Stockholders shall no longer be entitled to designate the Motorola Director pursuant to Section 7.3(f).

                  7.5      Removal and Replacement of Directors.

                           7.5.1    Removal of Partners Directors.  If at any
time Partners notifies the other Stockholders of its wish to remove at any time and for any reason (or no reason) the Partners Director, then each Stockholder shall vote all of its or his voting Shares so as to remove such Partner's Director.

                           7.5.2    Removal of General Atlantic Directors.  If
at any time the General Atlantic Stockholders notify the other Stockholders of their wish to remove at any time and for any reason (or no reason) any General Atlantic Director, then each Stockholder shall vote all of its or his voting Shares so as to remove such General Atlantic Director.

                           7.5.3    Removal of Wilson Director. If at any
time the Wilson Stockholders notify the other Stockholders of their wish to remove at any time and for any reason (or no reason) any Wilson Director, then each Stockholder shall vote all of its or his voting Shares so as to remove such Wilson Director.

                           7.5.4    Removal of Alltel Director.  If at any time
the Alltel Stockholders notify the other Stockholders of their wish to remove at any time and for any reason (or no reason) the Alltel Director, then each Stockholder shall vote all of its or his voting Shares so as to remove such Alltel Director.

                           7.5.5    Removal of Motorola Director.  If at any
time the Motorola Stockholders notify the other Stockholders of their wish to remove at any time and for any reason (or no reason) the Motorola Director(s), then each Stockholder shall vote all of its or his voting Shares so as to remove such Motorola Director(s).

                           7.5.6    Replacement of Directors.

                                    (a)     If at any time a vacancy is created
on the Board of Directors by reason of the death, removal or resignation of the Partners Director, then Partners shall designate an individual who shall be elected to fill such vacancy until the next Stockholders Meeting.

                                    (b)     If at any time, a vacancy is created
on the Board of Directors by reason of the death, removal or resignation of the First General Atlantic Director or the Second General Atlantic Director as the case may be, then the General Atlantic Stockholders shall designate an individual (reasonably acceptable to Wilson and the Company) who shall be elected to fill such vacancy until the next Stockholders Meeting. Any vacancy created on the Board of Directors by reason of the death, removal or resignation of the GAP Series F Preferred Director or the GAP Series D/G Preferred Director, as the case may be, shall be filled in accordance with the Charter Documents.

                                    (c)     If at any time, a vacancy is created
on the Board of Directors by reason of the death, removal or resignation of any Wilson Director, then the Wilson Stockholders shall designate an individual who shall be elected to fill such vacancy until the next Stockholders Meeting.

                                    (d)     Subject to Section 10, if at any
time, a vacancy is created on the Board of Directors by reason of the death, removal or resignation of the Alltel Director, then the Alltel Stockholders shall designate an individual (reasonably acceptable to Wilson and the Company) who shall be elected to fill such vacancy until the next Stockholders Meeting.

                                    (e)     If at any time, a vacancy is created
on the Board of Directors by reason of the death, removal or resignation of the Motorola Director(s), then Motorola shall designate an individual(s) who shall be elected to fill such vacancy until the next Stockholders Meeting.

                                    (f)     Upon receipt of notice of the
designation of a nominee, each Stockholder shall, as soon as practicable after the date of such notice, take action, including the voting of its or his voting Shares, to elect the director designated by Partners, the General Atlantic Stockholders, the Wilson Stockholders, the Alltel Stockholders or the Motorola Stockholders, as the case may be, to fill such vacancy.

                  7.6 Designation of General Atlantic Observer and St. Paul Observer. So long as a General Atlantic Director serves on the Board of Directors, the General Atlantic Stockholders shall be entitled to designate one individual to attend and observe any regular or special meeting of the Board of Directors (the "General Atlantic Observer"). The St. Paul Stockholders shall be entitled to designate one individual (who shall be Carl Witonsky) to attend and observe any regular or special meeting of the Board of Directors (the "St. Paul Observer").

                  7.7 Reimbursement of Expenses. Notwithstanding anything to the contrary contained in this Agreement, the Company shall reimburse (a) GAP LP and GAP Coinvestment, or their designee, for all reasonable travel and accommodation expenses incurred by the General Atlantic Director(s) and, so long as the General Atlantic Stockholders are entitled to designate the General Atlantic Observer in accordance with Section 7.6, the General Atlantic Observer, if the participation of the General Atlantic Observer at a meeting of the Board of Directors to which such expenses relate shall have been requested by the Board of Directors, (b) the Partners Stockholders for all reasonable travel and accommodation expenses incurred by the Partners Director, (c) the Wilson Stockholders for all reasonable travel and accommodation expenses incurred by the Wilson Directors, (d) the Alltel Stockholders for all reasonable travel and accommodation expenses incurred by the Alltel Director, (e) the Motorola Stockholders for all reasonable travel and accommodation expenses incurred by the Motorola Director(s) and (f) the St. Paul Stockholders for all reasonable travel and accommodation expenses incurred by the St. Paul Observer.

                  7.8      Actions of the Board of Directors; Extraordinary
Events.

                           7.8.1    Consent of Partners Director.
Notwithstanding anything to the contrary contained in this Agreement, the Board of Directors shall not take, approve or otherwise ratify any of the following actions except with the consent of at least a majority of the directors constituting the entire Board of Directors, which majority shall include, without limitation, the Partners Director:

                                    (a)    any voluntary filing of a petition
in bankruptcy (or similar law of the United States or any other jurisdiction which relates to liquidation or reorganization of companies or to the modification or alteration of the rights of creditors); the making of an assignment, or so-called trust mortgage or the like, for the benefit of creditors or the making of a proposal to creditors under any bankruptcy act, the appointment of a receiver or trustee (or other Person performing a similar function) for all or a substantial part of the Company's property; or the calling of a meeting of creditors, appointment of a committee of creditors or liquidating agents or offering of a composition or extension to creditors;

                                    (b)    a material change in the line or
lines of business activity in which the Company is engaged on January 31, 1998 (the parties hereto acknowledging and agreeing that the line or lines of business activity conducted by the Company and its Subsidiaries as a result of the consummation of the transactions contemplated by the Motorola Purchase Agreement do not constitute such a material change);

                                    (c)    an amendment to the Wilson Employment
Agreement relating to Wilson's duties to the Company, Wilson's noncompetition covenants or a reduction in Wilson's initial three-year term of employment by the Company; or

                                    (d)    the initial Public Offering of the
Company occurring prior to the third anniversary of May 3, 1996.

                           7.8.2    Consent of General Atlantic Director.
Notwithstanding anything to the contrary contained in this Agreement, the Board of Directors shall not take, approve or otherwise ratify any of the following actions without the consent of at least one General Atlantic Director, unless the entire Board of Directors other than the General Atlantic Director, or General Atlantic Directors if more than one, votes or acts by written consent in favor of such action:

                                    (a)    other than capital stock of the
Company that may be issued to employees, consultants or directors of the Company pursuant to a stock option plan or other employee benefit arrangement approved by the Board of Directors of the Company or any capital stock of the Company that may be issued upon the conversion or exercise of Common Stock Equivalents, any issuance of or agreement to issue (i) any shares of capital stock of the Company or rights of any kind convertible into or exchangeable for, any shares of capital stock of the Company, or any option, warrant, or other subscription or purchase right with respect to shares of capital stock and (ii) any long term indebtedness of the Company in excess of an aggregate of $5,000,000;

                                    (b)    (i) any single capital expenditure by
the Company in excess of $2,500,000 other than the purchase of computer-related equipment for resale in the ordinary course of business and (ii) any material expenditure by the Company in any single year in excess of $1,500,000 that is not provided for in the annual operating budget of the Company for such year;

                                    (c)    any material changes in accounting
principles or policies of the Company, including any material change in the criteria for evaluating the Company's financial conditions and results of operations; or

                                    (d)    any amendment, modification or
restatement of the Charter Documents, any modification of the number of directors constituting the entire Board of Directors pursuant to Section 7.3 or any amendment or modification of this Section 7.8.2 that, in each case, in the reasonable judgment of a General Atlantic Director, adversely impairs or effects the rights of the General Atlantic Stockholders.

                  7.9 Holders of Non-Voting Shares. The parties hereto acknowledge and agree that (a) the FUCP Stockholders and the BT Stockholders are the holders of non-voting Shares and shall have no rights or obligations whatsoever under this Section 7, and (b) the Kaufman Stockholders shall have no rights or obligations whatsoever under this Section 7, notwithstanding their inclusion in the definition of "Wilson Stockholders," and all references in this
Section 7 to the Wilson Stockholders shall be deemed to mean the "Wilson Stockholders other than the Kaufman Stockholders."

         8.       Partners Put.

                  8.1 Exercise. Notwithstanding anything to the contrary contained in this Agreement, but subject to any restrictions contained in any loan agreements and instruments of indebtedness entered into by the Company, if there shall be any Requirement of Law applicable to Partners or any Affiliate thereof which, in the reasonable judgment of Partners, would (a) prohibit Partners or any Affiliate thereof from holding any of its Shares or (b) subject Partners or any Affiliate thereof to any material restrictions in the conduct of its business as a result of its holding of its Shares (each, a "Put Trigger Event"), then the Partners Stockholders shall have the right and option (the "Partners Put") to require the Company to purchase all, but not less than all, of the Shares held by the Partners Stockholders (the "Put Securities") Partners, on behalf of itself and the other Partners Stockholders, shall deliver promptly to the Company, with a copy to the other Stockholders, notice (the "Put Notice") of (a) the occurrence of a Put Trigger Event, (b) the exercise by the Partners Stockholders of the Partners Put and (c) the number of Put Securities held by the Partners Stockholders (the date on which Partners gives the Put Notice being hereinafter referred to as the ("Put Exercise Date"). Notwithstanding the foregoing, upon the consent of Partners, which consent may not be unreasonably withheld, the Company may delegate to another Person (the "Company Transferee") on commercially reasonable terms and conditions, the Company's obligation to purchase the Put Securities pursuant to this Section 8.

                  8.2 Purchase Price. If the Partners Stockholders shall exercise the Partners Put, the Company or the Company Transferee, as the case may be, shall purchase, and the Partners Stockholders shall sell, all of the Put Securities held by the Partners Stockholders at the purchase price (the "Put Purchase Price") set forth below:

                      8.2.1 Put in Second Year. If the Partners Stockholders exercise the Partners Put on or after May 3, 1997, but prior to May 3, 1998, the aggregate Put Purchase Price of the Put Securities shall be equal to $0.67467 per share (which price has been adjusted to reflect the 1997 stock dividend and which shall be adjusted from time to time for any other stock splits, stock dividends, combinations or the like).

                      8.2.2 Put After Second Year. If the Partners Stockholders exercise the Partners Put on or after May 3, 1998, the aggregate Put Purchase Price of the Put Securities shall be equal to $1.34933 per share (which price has been adjusted to reflect the 1997 stock dividend and which shall be adjusted from time to time for any other stock splits, stock dividends, combinations or the like).

                  8.3 Partners Put Termination Date. The Partners Stockholders shall have no right to exercise the Partners Put with respect to and the Partners Put shall terminate and be of no further force and effect with respect to any Put Securities that may be distributed to the public without any restrictions pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act.

                  8.4 Closing.

                           8.4.1    Delivery of Put Securities.  The closing of
the Partners Put exercised by the Partners Stockholders pursuant to this Section 8 shall be held at the principal office of the Company at 11:00 a.m., local time, on the date mutually agreed upon by the Company or the Company Transferee, as the case may be, and Partners, provided that in no event shall such closing occur more than thirty (30) days after the Put Exercise Date. At such closing, Partners shall deliver, on behalf of itself and the other Partners Stockholders, certificates representing the Put Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Put Securities shall be free and clear of any Liens and Partners shall so represent and warrant on behalf of itself and the other Partners Stockholders, and further represent and warrant that each of the Partners Stockholders is the sole beneficial and record owner of the Put Securities owned by it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                           8.4.2    Payment of Purchase Price.  If the Company
delegates its obligations under this Section 8 to the Company Transferee, then the Company Transferee shall deliver to Partners at the closing payment in full in immediately available funds for all of the Put Securities or shall make other arrangements for payment satisfactory to Partners. If the Company does not delegate its obligations under this Section 8 to the Company Transferee, then the Put Purchase Price for the Put Securities being purchased shall be paid in full by the Company at the closing as follows:

                                    (a)   The Company shall make and issue to
Partners at the closing a non-negotiable promissory note (the "Company Note") in favor of Partners in the aggregate principal amount of the Put Purchase Price, bearing interest quarterly from and after the Put Exercise Date at the Prime Rate plus one percent.

                                    (b)   The Company shall have no obligation
to make any payments of principal or interest on the Company Note until (i) the fiscal quarter following the close of the first fiscal year after the exercise of the Partners Put in which the Company's net earnings after taxes, as stated on the Company's audited financial statement for such fiscal year, are positive and (ii) such payments of principal and/or interest on the Company Note shall be made only to the extent of 20 percent of the net earnings after taxes for such fiscal year; provided, however, that any such payments shall be payable in consecutive equal quarterly installments due forty-five (45) days after the end of each of the first three fiscal quarters of the fiscal year in which such payments are made and ninety (90) days after the end of the fiscal year in which such payments are made; provided further, that if the Company's net earnings after taxes, as stated on the Company's audited financial statement for any fiscal year succeeding a fiscal year in which net earnings after taxes are positive, are negative, then (x) the obligation of the Company to make payments of principal and/or interest on the Company Note shall be suspended without penalty and (y) the restrictions provided for in the first clause of this sentence and the preceding proviso shall again become effective; and provided further, that the Company Note shall be prepayable in whole or in part at the option of the Company.

         9.       Alltel Put.

                  9.1 Exercise. Notwithstanding anything to the contrary set forth in this Agreement, at one or more times after the date hereof but on or prior to December 31, 1999, the Alltel Stockholders shall have the right and option (the "Alltel Put") to require the Company to purchase all or a portion of the Shares held by the Alltel Stockholders (the "Alltel Put Securities"). Alltel, on behalf of itself and the other Alltel Stockholders, shall deliver to the Company, with a copy to the other Stockholders, notice of (a) the exercise by the Alltel Stockholders of the Alltel Put and (b) the number of Alltel Put Securities.

                  9.2 Purchase Price. If the Alltel Stockholders shall exercise the Alltel Put, then the Company shall purchase, and the Alltel Stockholders shall sell, the Alltel Put Securities held by the Alltel Stockholders at the purchase price per share equal to $.01 (the "Alltel Put Price").

                  9.3 Closing. The closing of the Alltel Put exercised by the Alltel Stockholders pursuant to this Section 9 shall be held at the principal office of the Company at 11:00 a.m., local time, on a date agreed upon by the Company and Alltel, or at such other place, time and date as agreed upon by the Company and Alltel, provided that in no event shall such closing occur more than thirty (30) days or less than fifteen (15) days after Alltel gives notice to the Company pursuant to Section 9.1 of the exercise of the Alltel Put. At such closing, Alltel shall deliver, on behalf of itself and the other Alltel Stockholders, certificates representing the Alltel Put Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Alltel Put Securities shall be free and clear of any Liens and Alltel shall so represent and warrant on behalf of itself and the other Alltel Stockholders, and further represent and warrant that each of the Alltel Stockholders is the sole beneficial and record owner of the Alltel Put Securities owned by it. The Company shall pay in full the Alltel Put Price for the Alltel Put Securities by delivery of a check therefor or by such other method of payment as agreed upon by the Company and Alltel. At such closing, the parties, shall execute such additional documents as are otherwise necessary or appropriate.

         10.      Alltel Non-Competition: Change of Control.

                  10.1 Removal from Board of Directors and Sale of Shares. Notwithstanding anything to the contrary contained in this Agreement, (a) if at any time from and after the second anniversary of the date hereof until the fourth anniversary of the date hereof, Alltel or any of its Subsidiaries engages in the business of outsourcing comprehensive information systems and software to medium and large hospitals (over 150 beds) and developing, selling and implementing clinical, financial, administrative and decision support software for application in the medium and large hospital (over 150 beds) market and developing, selling and implementing physician billing services in the physician practice management market (the "Restricted Business"), including, without limitation, developing the Restricted Business on its own or acquiring, partnering with or otherwise contracting with any Person to acquire the Restricted Business or (b) if at any time from and after the date hereof until the fourth anniversary of the date hereof, there shall occur (i) the voluntary or involuntary liquidation, dissolution or winding up of Alltel, (ii) a sale of all or substantially all of the assets of Alltel to a competitor of the Company or (iii) the acquisition by any competitor of the Company, directly or indirectly, in one or a series of related transactions, of 50% or more of the voting securities of Alltel pursuant to, without limitation, a sale of voting securities, merger, tender offer, exchange offer, reorganization or other business combination (each of the foregoing (i), (ii) and (iii), a "Change of Control"), then (1) the Alltel Director shall be immediately removed as a director of the Company and each of the Stockholders shall vote its or his voting Shares so as to remove the Alltel Director, (2) the Alltel Stockholders shall have no right to designate any individual to fill such vacancy pursuant to Section 7.5.5(d), (3) the Alltel Stockholders shall no longer be entitled to designate the Alltel Director pursuant to Section 7.3(e),
(4) any such vacancy created on the Board of Directors by reason of the removal of the Alltel Director shall be filled in accordance with the Charter Documents and (5) the Company shall have the right and option to require the Alltel Stockholders to sell to the Company or any Person designated by the Company, and the Alltel Stockholders shall sell to the Company or such Person, all or any portion of the Shares held by the Alltel Stockholders at the purchase price per Share equal to the fair market value thereof (as determined by the Board of Directors in its reasonable judgment or, if such determination is not reasonably satisfactory to Alltel, by a nationally recognized investment banking firm selected by Alltel and the Company, the expenses for which shall be borne equally by Alltel and the Company). The right of the Company to require the Alltel Stockholders to sell all or any portion of their Shares to the Company or its designee shall be exercisable by delivering to Alltel written notice of the exercise thereof, prior to the expiration of 180 days after the occurrence of the event set forth in subsection (a) of the first sentence of this Section 10.1 or a Change of Control, as the case may be. Such notice shall state (i) the number of Shares to be purchased by the Company or its designee, (ii) the purchase price per Share and (iii) the closing date of the purchase and sale of the such Shares, which date shall not be more than 15 Business Days after the later of the delivery of such written notice and the determination of the fair market value as described above. At such closing, Alltel shall deliver, on behalf of itself and the other Alltel Stockholders, certificates representing the Shares being purchased, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Shares shall be free and clear of an' Liens and Alltel shall so represent and warrant on behalf of itself and the other Alltel Stockholders, and further represent and warrant that each of the Alltel Stockholders is the sole beneficial and record owner of the Shares owned by it. The Company or its designee shall pay in full the purchase price for such Shares by wire transfer of immediately available funds to an account designated by Alltel. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                  10.2 Exceptions to Restricted Business. Notwithstanding anything to the contrary set forth in Section 10.1(a) neither Alltel nor any of its Subsidiaries shall be deemed to be engaged in the Restricted Business if Alltel or the particular Subsidiary acquires a Person engaged in, or a Person owning or having a Subsidiary, segment or division engaged in, the Restricted Business so long as (i) less than 15% of the revenues of such acquired Person on a consolidated basis (including such Subsidiary, segment or division, if any) is derived from the Restricted Business and (ii) at no time after the consummation of any acquisition permitted by the preceding clause (i) shall Alltel and its Subsidiaries on a consolidated basis derive greater than

10% of their aggregate revenues from the Restricted Businesses so acquired and
(b) this Section 10 shall not prevent or otherwise limit the ability of Alltel or any of its Subsidiaries to (u) provide the Network Services (as defined in the Services Agreement), the Professional Services (as defined in the Services Agreement), the Software Services (as defined in the Services Agreement), the Carrier Services (as defined in the Services Agreement) and the Carrier Services (as defined in the Services Agreement) to the medium and large hospital (over 150 beds) market and the physician practice management market, (v) provide any service or activity requested by or sold to any customer of Alltel or any of its Subsidiaries, including, without limitation, any of the exclusions set forth in the foregoing clause (u), (w) provide the services currently provided by Alltel or any of its Subsidiaries (other than by AHIS and its Subsidiaries), (x) provide all products and services pursuant to the ADMIT Contract (as defined in the Merger Agreement) and/or the IMN Contracts (as defined in the Merger Agreement) to the medium and large hospital (over 150 beds) market and the physician practice management market, (y) engage in the Restricted Business to the extent necessary to perform under the Contracts (as that term is defined in that certain letter between Alltel and the Company dated as of the date hereof (the "Letter"), in the event that Alltel exercises its right to cause the Company to assign the Contracts to Alltel under the Letter or (z) engage in the Restricted Business in the event (1) there shall occur (A) the voluntary or involuntary liquidation, dissolution or winding up of the Company or the Acquisition Sub, (B) the sale of all or substantially all of the assets of the Company or the Acquisition Sub or (C) the acquisition by any person, directly or indirectly, in one or a series of related transactions, of 50% or more of the voting securities of the Company pursuant to, without limitation, a sale of voting securities, merger, tender offer, exchange offer, reorganization or other business combination and (2) Harvey Wilson shall cease to be the President of the Company.

         11. Financial Statements and Other Information. The Company shall deliver to each of the Partners Stockholders, the General Atlantic Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Wilson Stockholders, the St. Paul Stockholders, the Karmanos Stockholders and the Motorola Stockholders the following:

              (a) as soon as available, but not later than ninety (90) days after the end of each fiscal year of the Company, a copy of the audited balance sheet of the Company and its Subsidiaries as of the end of such year and the related statements of operations and cash flows for such fiscal year setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by a management summary and analysis of the operations of the Company for such fiscal year and by the opinion of a nationally recognized independent certified public accounting firm which report shall state without qualification that such financial statements present fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis;

              (b) commencing with the fiscal period ending on March 31, 1998, as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited balance sheet of the Company and its Subsidiaries, and the related statements of operations and cash flows for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the Company as presenting fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis, subject to normal year-end adjustments and the absence of footnotes required by GAAP;

                  (c) as soon as available, but in any event not later than thirty (30) days after the end of each of the first eleven (11) months of each fiscal year of the Company, the unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such month and unaudited consolidated and consolidating statements of income, retained earnings and cash flows for the Company and its Subsidiaries for the month then ended and for that portion of the fiscal year then ended, all prepared in accordance with GAAP (subject to the absence of footnotes required by GAAP and subject to normal year-end adjustments) applied on a basis consistent with that of the preceding month or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such month and certified by an appropriate officer of the Company as fairly presenting in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis as of the dates and for the periods indicated;

                  (d) as soon as available, but in any event not more than 30 days prior to the end of each fiscal year of the Company, an annual operating budget of the Company for the next fiscal year: and

                  (e) from time to time, such other financial data and information about the Company as is reasonably available to the Company and as any of the Partners Stockholders, the Wilson Stockholders, the General Atlantic Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders or the Motorola Stockholders may reasonably request.

           12. Inspection of Properties; Designation of FUCP Observer, BT Observer and Motorola Observer.

                  (a) (i) With respect to the FUCP Stockholders, so long as the FUCP Stockholders own any shares of Series B Preferred Stock or Shares representing (after giving effect to any adjustments) at least 50% of the Shares owned by FUCP on the date hereof and (ii) with respect to the BT Stockholders, so long as the BT Stockholders own any shares of Series B Preferred Stock or Shares representing (after giving effect to any adjustments) at least 50% of the Shares owned by BT on the date hereof, the Company shall permit representatives of such Stockholder, from time to time, as often as may be reasonably requested but only during normal business hours, to visit and inspect its properties; inspect audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

                  (b) So long as (i) the FUCP Stockholders own any shares of Series B Preferred Stock or Shares representing (after giving effect to any adjustments) at least 50% of the Shares owned by FUCP on the date hereof, the FUCP Stockholders shall be entitled to designate one individual to attend and observe any regular or special meeting of the Board of Directors (the "FUCP Observer") and (ii) the BT Stockholders own any shares of Series B Preferred Stock or Shares representing (after giving effect to any adjustments) at least 50% of the Shares owned by BT on the date hereof, the BT Stockholders shall be entitled to designate one individual to attend and observe any regular or special meeting of the Board of Directors (the "BT Observer"). Notwithstanding anything to the contrary set forth in this Agreement, the Company shall reimburse (x) the FUCP Stockholders for all reasonable travel and accommodation expenses incurred by the FUCP Observer and (y) the BT Stockholders for all reasonable travel and accommodation expenses incurred by the BT Observer.

                  (c) From and after the IPO Effectiveness Date, so long as the Motorola Stockholders own (after giving effect to any adjustments) at least 3.5% of the total number of Shares of Common Stock outstanding on an as converted and an as exercised basis, then the Motorola Stockholders shall be entitled to designate one individual to attend and observe any regular or special meeting of the Board of Directors (the "Motorola Observer"), and the Company shall reimburse Motorola for travel and accommodation expenses incurred by such individual in connection with attending such meetings. Notwithstanding the foregoing, the Board of Directors may exclude the Motorola Observer from attendance at any regular or special meeting(s) of the Board if the Board determines or is advised by counsel that such exclusion is necessary or desirable to protect the Company's or the Board's interests including without limitation (i) that such exclusion is necessary or desirable for the Board's exercise of any of its fiduciary duties to the Company or (ii) that the attendance of the Motorola Observer might cause the waiver of a privilege.

                  (d) Notwithstanding anything to the contrary set forth in this Agreement, the FUCP Stockholders may not transfer any of their rights under this
Section 12 to any Person other than among the FUCP Stockholders and the BT Stockholders may not transfer any of their rights under this Section 12 to any Person other than among the BT Stockholders.

         13. Restrictive Provisions. Notwithstanding anything in this Agreement to the contrary, the Company shall not make any payment of cash, property or assets in respect of any of its capital stock, or purchase retire, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire its capital stock, or set aside funds for any of the foregoing, for so long as any such transaction is prohibited by any provision of the Credit Agreement, dated as of January 24, 1997, between the Company, certain lenders, and First Union National Bank of North Carolina, as Agent (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"), except to the extent that any such provision has been waived; provided, that in no event shall any extension or renewal of the

Credit Agreement have the effect of prohibiting during any renewal or extension period the Company from making such payment or purchasing, retiring, redeeming or otherwise acquiring for value any such capital stock or setting aside funds for any of the foregoing. If, but for any provision or provisions of the Credit Agreement, the Company would be obligated under this Agreement to make such payment, purchase, retire, redeem or otherwise acquire for value such capital stock or set aside such funds for any of the foregoing, then the Company shall request the agent and/or lenders, as appropriate, under the Credit Agreement to waive such restrictive provision or provisions.

         14. Stock Certificate Legend. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares now held or hereafter acquired by any Stockholder shall for as long as this Agreement is effective bear legends substantially in the following forms:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED JANUARY __, 1998, AMONG ECLIPSYS CORPORATION, PARTNERS HEALTHCARE SYSTEM, INC., GENERAL ATLANTIC PARTNERS 47, L.P., GENERAL ATLANTIC PARTNERS 38, L.P., GENERAL ATLANTIC PARTNERS 28, L.P., GAP COINVESTMENT PARTNERS, L.P, HARVEY J. WILSON, WILFAM LTD., ALLTEL INFORMATION SERVICES, INC., FIRST UNION CORPORATION, BT INVESTMENT PARTNERS, INC., BREAN MURRAY ASSOCIATES IHS L.P., GERALD MANOLOVICI, ST. PAUL VENTURE CAPITAL IV, L.L.C., PETER KARMANOS, JR., THE KAUFMAN STOCKHOLDERS (AS DEFINED THEREIN) AND MOTOROLA, INC., A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN

         MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT.

         15. Intentionally omitted.

         16. Miscellaneous.

                  16.1 Notices. All notices, demands or other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                        (a)      if the Company:

                                 Eclipsys Corporation
                                 777 East Atlantic Avenue, Suite 200
                                 Delray Beach, Florida 33483
                                 Telecopy:  (561)243-9390
                                 Attention:  Mr. Harvey J. Wilson

                                 with a copy to:

                                 Goulston & Storrs
                                 400 Atlantic Avenue
                                 Boston, Massachusetts 02110
                                 Telecopy:  (617) 574-4112
                                 Attention:  Lester J. Fagen, Esq.

                        (b)      if to Partners:

                                 Partners HealthCare System, Inc.
                                 Prudential Tower, Suite 1150
                                 800 Boylston Street
                                 Boston, Massachusetts 02199
                                 Telecopy:  (617) 278-1087
                                 Attention:  Mr. Jay Pieper

                        (c)      if to any of the General Atlantic Stockholders:

                                 c/o General Atlantic Service Corporation
                                 3 Pickwick Plaza
                                 Greenwich, Connecticut 06830
                                 Telecopy:  (203) 622-8818
                                 Attention:  Mr. Stephen P. Reynolds

                                  with a copy to:

                                  Paul, Weiss, Rifkind, Wharton & Garrison
                                  1285 Avenue of the Americas
                                  New York, New York 10019-6064
                                  Telecopy:  (212) 757-3990
                                  Attention:  Matthew Nimetz, Esq.

                         (d)      if to Wilson or Wilfam:

                                  969 South Ocean Boulevard
                                  Delray Beach, Florida 33483
                                  Telecopy:  (561) 265-1667
                                  Attention:  Mr. Harvey J. Wilson

                                  with a copy to:

                                  Michael B. Kaufman
                                  367 Dudley Road
                                  Newton, Massachusetts 02159
                                  Telecopy:  (617) 343-3099

                         (e)      if to Alltel:

                                  ALLTEL Information Services, Inc.
                                  4001 Rodney Parham Road
                                  Little Rock, Arkansas 72212
                                  Telecopy:  (501) 220-4637
                                  Attention:  President, with a copy to the General Counsel
                                              of Alltel

                         (f)      if to FUCP:

                                  First Union Corporation
                                  One First Union Center, 5th Floor
                                  Charlotte, North Carolina 28288-0732
                                  Telecopy:  (704) 374-6711
                                  Attention:  Mr. Frederick W. Eubank, II

                                  with a copy to:

                                  Kennedy Covington Lobdell & Hickman L.L.P.
                                  100 North Tryon Street
                                  Suite 4200
                                  Charlotte, North Carolina 28202-4006
                                  Telecopy:  (704) 331-7598
                                  Attention:  Henry W. Flint, Esq.

                         (g)      if to BT:

                                  BT Investment Partners, Inc.
                                  130 Liberty Street
                                  New York, New York 10006
                                  Telecopy:  (212) 250-7651
                                  Attention:  Mr. Joseph Wood

                                  with a copy to:

                                  Winston & Strawn
                                  200 Park Avenue
                                  New York, New York 10166-4193
                                  Telecopy:  (212)294-4700
                                  Attention:  John W. Kaufmann, Esq.

                         (h)      if to Brean Murray:

                                  Brean Murray Associates IHS L.P.
                                  c/o Brean Murray & Co.
                                  570 Lexington Avenue, 11th Floor
                                  New York, New York 10022
                                  Telecopy:  (212) 476-0798
                                  Attention:  Mr. A. Brean Murray

                                  with a copy to:

                                  Brown, Raysznan & Millstein
                                  120 West Forty-Fifth Street
                                  New York, New York 10036
                                  Telecopy:  (212) 840-2429
                                  Attention:  Michael Hirschberg, Esq.

                         (i)      if to Manolovici:

                                  Gilder, Gagnon, Howe & Co.
                                  1775 Broadway
                                  26th Floor
                                  New York, New York 10019
                                  Telecopy:  (212) 315-5964

                                  if to St. Paul:

                                  St. Paul Venture Capital
                                  8500 Normandale Lake Boulevard
                                  Suite 1940
                                  Bloomington, Minnesota 55437-3831
                                  Telecopy:  (612) 830-7475
                                  Attention:  Mr. Everett Cox

                         (k)      if to Karmanos:

                                  Compuware Corporation
                                  31440 Northwestern Highway
                                  Farmington Hills Michigan 48334
                                  Telecopy:  (810) 737-1822

                         (l)      if to the Kaufman Stockholders:

                                  Michael B. Kaufman
                                  367 Dudley Road
                                  Newton, Massachusetts 02159
                                  Telecopy:  (617) 343-3099

                         (m)      if to Motorola:

                                  Land Mobile Products Sector
                                  Motorola, Inc.
                                  1301 East Algonquin Road
                                  Schaumburg, Illinois 60196
                                  Telecopy:  (847) 538-2491
                                  Attention:  Mr. Richard D. Severns

                     with a copy to:

                     Corporate Law Department
                     Motorola, Inc.
                     1303 East Algonquin Road
                     Schaumburg Illinois 60196
                     Telecopy:  (847) 576-2818

                     Attention:  Donald F. McLellan, Esq.

            (n) if to any other Stockholder, at its address as it appears on the record books of the Company.


Any party may by notice given in accordance with this Section 16.1 designate another address or person for receipt of notices hereunder. All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                16.2     Amendment and Waiver.

                         (a)      No failure or delay on the part of any party
hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                         (b)      Any amendment, supplement or modification of
or to any provision of this Agreement any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing, (ii) only in the specific instance and for the specific purpose for which made or given and (iii) only if signed by (1) the Company, (2) the Partners Stockholders holding a majority of the Shares owned by all of the Partners Stockholders, (3) the General Atlantic Stockholders holding a majority of the Shares owned by all of the General Atlantic Stockholders, (4) the Wilson Stockholders (other than Wilfam and the Kaufman Stockholders) holding a majority owned by all of the Wilson Stockholders (other than Wilfam and the Kaufman Stockholders) (5) the Alltel Stockholders holding a majority of the Shares owned by all of the Alltel Stockholders, (6) the FUCP Stockholders holding a majority owned by all of the FUCP Stockholders, (7) the BT Stockholders holding a majority of the Shares owned by all of the BT Stockholders, (8) the Motorola Stockholders holding a majority of the Shares owned by all of the Motorola Stockholders; and (9) the holders of Shares representing (after giving effect to any adjustments) at least a majority of (v) the Shares owned by Wilfam plus (w) the Shares owned by all of the Brean Murray Stockholders plus (x) the Shares owned by all of the

Manolovici Stockholders plus (y) the Shares owned by all of the St. Paul Stockholders plus (z) the Shares owned by all of the Karmanos Stockholders plus
(zz) the Shares owned by all of the Kaufman Stockholders; provided, however, that in no event shall the FUCP Stockholders, the BT Stockholders or the Kaufman Stockholders have the right to consent to any amendment, supplement, modification or waiver of Section 7 of this Agreement. Any such written consent shall be binding upon the Company and all of the Stockholders.

                  16.3 Specific Performance. The parties hereto intend that each of the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

                  16.4 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  16.5 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  16.6 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, supersede all prior agreements and understandings between the parties with respect to such subject matter, including, without limitation, the First Restated Stockholders Agreement, as amended.

                  16.7 Effectiveness; Term of Agreement. This Second Restated Stockholders Agreement shall become effective (a) as to all parties to the First Restated Stockholders Agreement, as amended, upon the execution hereof by the Company and the parties specified in Section 16.2 of the First Restated Stockholders Agreement, as amended, (b) as to Motorola, upon the execution hereof by the Company, Motorola, and the parties specified in Section 16.2 of the First Restated Stockholders Agreement, as amended, and (c) as to GAP 47, upon the execution hereof by the Company, GAP 47, and the parties specified in
Section 16.2 of the First Restated Stockholders Agreement, as amended. This Agreement shall terminate upon the IPO Effectiveness Date, except for (i)
Section 3.2, which shall terminate on the second anniversary of this Agreement,
(ii) Section 10, which shall terminate on January 24, 2001, and (iii) Section 12(c), which shall terminate at such time as the Motorola Stockholders cease to own (after giving effect to adjustments) at least 3.5% of the total number of Shares of Common Stock outstanding on an as converted and an as exercised basis.

                  16.8 Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  16.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF, EXCEPT FOR THE PROVISIONS OF THIS AGREEMENT THAT ARE GOVERNED BY THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (THE "DGCL"), WHICH PROVISIONS SHALL BE GOVERNED BY THE DGCL

                  16.10 Further Assurances. Each of the parties shall, and shall cause their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                  16.11 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, legatees and legal representatives. This Agreement is not assignable except in connection with a transfer of Shares in accordance with this Agreement.

                  16.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

                  16.13 Wilson Stockholders and Kaufman Stockholders. With respect to any rights or obligations of the Wilson Stockholders, the Kaufman Stockholders shall, except as to Sections 3 and 7 hereof, share such rights or obligations with the other Wilson Stockholders, allocated among all the Wilson Stockholders (including the Kaufman Stockholders) as a group on a pro rata basis, calculated with reference to the total number of Shares owned by the Kaufman Stockholders as compared to the total number of shares owned by the Wilson Stockholders as a group.

         IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Agreement on the date first written above.


                                          ECLIPSYS CORPORATION



                                          By:  /s/ Harvey J. Wilson
                                             -----------------------------------

                                          Name:        Harvey J. Wilson
                                          Title:       President


                                     PARTNERS HEALTHCARE SYSTEM, INC.



                                     By:  /s/ Jay B. Pieper
                                        ----------------------------------------
                                          Name:   Jay B. Pieper
                                          Title:  Vice President


                                     GENERAL ATLANTIC PARTNERS 28, L.P.

                                     By:  GENERAL ATLANTIC PARTNERS, LLC,
                                          Its General Partner


                                     By:  /s/ Stephen P. Reynolds
                                        ----------------------------------------
                                          Name:   Stephen P. Reynolds
                                          Title:  A Managing Member

                                     GENERAL ATLANTIC PARTNERS 38, L.P.

                                     By:  GENERAL ATLANTIC PARTNERS, LLC,
                                          Its General Partner


                                     By:  /s/ Stephen P. Reynolds
                                        ----------------------------------------
                                          Name:   Stephen P. Reynolds
                                          Title:  A Managing Member

                                     GENERAL ATLANTIC PARTNERS 47, L.P.

                                     By:  GENERAL ATLANTIC PARTNERS, LLC,
                                          Its General Partner

                                     By:  /s/ Stephen P. Reynolds
                                        ----------------------------------------
                                          Name:   Stephen P. Reynolds
                                          Title:  A Managing Member

                                     GAP COINVESTMENT PARTNERS, L.P.

                                     By:  /s/ Stephen P. Reynolds
                                        ----------------------------------------
                                          Name:   Stephen P. Reynolds
                                          Title:  A General Member



                                      /s/ Harvey J. Wilson
                                     ----------------------------------------
                                     Harvey J. Wilson

                                     WILFAM LTD.


                                     By:  /s/ Harvey J. Wilson
                                        ----------------------------------------
                                        Name:   Harvey J. Wilson
                                        Title:  President

                                     ALLTEL INFORMATION SERVICES, INC.


                                     By:  /s/ Jeffrey H. Fox
                                        ----------------------------------------
                                        Name:   Jeffrey H. Fox
                                        Title:  President


                                     FIRST UNION CORPORATION


                                     By:  /s/ Frederick W. Eubank II
                                        ----------------------------------------
                                        Name:   Frederick W. Eubank II
                                        Title:  Senior Vice President

                                     BT INVESTMENT PARTNERS, INC.


                                     By:  /s/ Christopher Fuller
                                        ----------------------------------------
                                         Name:   Christopher Fuller
                                         Title:  Principal

                                     BREAN MURRAY ASSOCIATES IHS L.P.


                                     By:  /s/ A. Brean Murray
                                        ----------------------------------------
                                        Name:    A. Brean Murray
                                        Title:


                                     /s/ Gerald Manolovici
                                     -------------------------------------------
                                     Gerald Manolovici


                                     ST. PAUL VENTURE CAPITAL IV, L.L.C.



                                     By:  /s/ Everett V. Cox
                                        ----------------------------------------
                                        Name:    Everett V. Cox
                                        Title:   General Partner

                                     /s/ Peter Karmanos, Jr.
                                     -------------------------------------------
                                     Peter Karmanos, Jr.

                                     /s/ Michael B. Kaufman
                                     -------------------------------------------
                                     Michael B. Kaufman


                                     /s/ Claudia Kaufman
                                     ----------------------------------------
                                     Claudia Kaufman

                                     Michael B. Kaufman and Michael M. Davis,
                                     Trustees of the Michael B. Kaufman Family
                                     Trust u/t/a dated 9/3/93

                                     /s/ Michael B. Kaufman
                                     -------------------------------------------
                                     Michael B. Kaufman, Trustee

                                     Michael B. Kaufman, Trustee of the Amy R.
                                     Kaufman 1990 Trust u/t/a December 28, 1990

                                       /s/ Michael B. Kaufman
                                     -------------------------------------------
                                     Michael B. Kaufman, Trustee


                                     Michael B. Kaufman, Trustee of the Kim E.
                                     Kaufman 1990 Trust u/t/a December 28, 1990


                                       /s/ Michael B. Kaufman
                                     -------------------------------------------
                                     Michael B. Kaufman, Trustee

                                     Pearl S. Kaufman or her successor in Trust, as Trustee of the Michael B. Kaufman Trust pursuant to a Trust Agreement Dated June 30, 1976


                                       /s/ Pearl S. Kaufman
                                     -------------------------------------------
                                     Pearl S. Kaufman, Trustee


                                     MOTOROLA, INC.


                                     By:  /s/ Richard D. Severns
                                        ----------------------------------------
                                        Name:   Richard D. Severns
                                        Title: